UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04474
Name of Registrant:	Vanguard California Tax-Free Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – November 30, 2013
Item 1: Reports to Shareholders

Annual Report | November 30, 2013

Vanguard California Tax-Exempt Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	10
California Tax-Exempt Money Market Fund.	14
California Intermediate-Term Tax-Exempt Fund.	33
California Long-Term Tax-Exempt Fund.	81
About Your Fund’s Expenses.	111
Glossary.	113

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2013
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market
Fund	0.01%	0.02%	0.01%	0.00%	0.01%
California Tax-Exempt Money Market Funds
Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	2.24%	4.51%	3.12%	-5.03%	-1.91%
Admiral™ Shares	2.32	4.67	3.20	-5.03	-1.83
Barclays Municipal California Intermediate Bond
Index					-1.15
California Intermediate Municipal Debt Funds
Average					-2.51
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	3.29%	6.63%	3.64%	-7.60%	-3.96%
Admiral Shares	3.37	6.79	3.72	-7.60	-3.88
Barclays CA Municipal Bond Index					-2.92
California Municipal Debt Funds Average					-5.00

California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

The 12 months ended November 30, 2013, marked a difficult period for both taxable and tax-exempt bonds, mainly because of summer setbacks stemming from concerns about the next steps in the Federal Reserve’s bond-buying stimulus program. Muni investors were further rattled by Detroit’s July bankruptcy filing and Puerto Rico’s ongoing financial struggles.

Against this backdrop, Vanguard California Intermediate-Term Tax-Exempt Fund returned –1.91% for Investor Shares and –1.83% for Admiral Shares for the fiscal year. Vanguard California Long-Term Tax-Exempt Fund returned –3.96% for Investor Shares and –3.88% for Admiral Shares. Interest income cushioned a large portion of the decline in both funds’ bond prices, as you can see in the table on page 1.

The funds lagged the returns of their state-specific benchmark indexes. However, they bested the average returns of California peer funds, largely because the Vanguard portfolios had minimal holdings of Puerto Rican bonds and also had generally higher-quality holdings, as rated by independent agencies. (Because interest on Puerto Rico’s bonds is tax-free not only at the federal level but also at the state and local levels, they are included in many tax-exempt bond funds.)

As bond prices fell during the period, yields of course rose. The 30-day SEC yield for Investor Shares of the Intermediate-Term Fund climbed to 2.24% as of November 30, 2013, from 1.46% a year earlier. Yields rose more than a full percentage point for Investor Shares in the Long-Term Fund, to 3.29% from 2.10%.

Consistent with the Fed’s stimulative policy of keeping short-term interest rates at 0% to 0.25%, Vanguard California Tax-Exempt Money Market Fund returned 0.01%, just ahead of its peer group’s 0.00% average return.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Before reviewing capital markets and fund performance, I want to mention an important transition at Vanguard. As we announced in early November, Robert F. Auwaerter, principal and head of Vanguard Fixed Income Group, intends to retire in March 2014. At the conclusion of this letter, I’ll have more to say about Bob’s important contributions to Vanguard in his 32-year career, and I’ll introduce his successor, Gregory Davis.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-1.61%	3.09%	5.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.51	4.23	6.26
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.07	0.10

Stocks
Russell 1000 Index (Large-caps)	30.96%	17.78%	18.33%
Russell 2000 Index (Small-caps)	40.99	17.89	20.97
Russell 3000 Index (Broad U.S. market)	31.71	17.78	18.54
MSCI All Country World Index ex USA (International)	18.24	7.50	13.87

CPI
Consumer Price Index	1.24%	2.13%	1.87%

After making small gains early on, bond prices fell across the market

Bond prices seesawed notably during the 12 months, after an inauspicious start in December, when concerns about the federal government’s fiscal cliff weighed on bond markets. After a few months of recovery, bond prices fell again from May through August because of concerns about Fed tapering. Reassuring comments then sparked sizable rallies in September and October. (In mid-December, the Fed announced it would begin scaling back its bond purchases in January 2014.)

For the full period, the broad U.S. taxable bond market returned –1.61%. The yield of the 10-year Treasury note closed at 2.74%, up from 1.61% at the end of November 2012. The broad municipal bond market returned –3.51%, losing more ground in the second half of the fiscal year than in the first six months. Returns of money market funds and savings accounts continued to be restrained by the Fed’s 0%–0.25% target for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –2.93%.

Despite some jolts, U.S. stocks notched an impressive 12-month gain

The U.S. stock market powered to a return of about 32% for the fiscal year, despite encountering a few bumps along the way. Uncertainty surrounding Fed policy contributed to market declines in June and August. But stocks bounced back

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.16%	—	0.20%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.78
California Long-Term Tax-Exempt Fund	0.20	0.12	0.97

The fund expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the funds’ expense ratios were: for the California Tax-Exempt Money Market Fund, 0.11%; for the
California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term
Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the California Tax-Exempt Money Market
Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California
Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California
Municipal Debt Funds.

in September when the Fed announced it had no plans at that time to reduce its bond-buying program. Corporate profit growth, though not robust, was generally solid during the fiscal year.

International stocks returned about 18% in aggregate. While the developed markets of Europe and the Pacific region performed well for the period, gains were modest for emerging-market stocks.

The bond market’s downturn, coupled with the upswing in stocks, provides an occasion for investors to review their portfolio’s asset allocation. In a powerful stock market rally, a portfolio’s mix of stocks and bonds can drift away from its target allocation, as Fran Kinniry, a principal in our Investment Strategy Group, recently reminded clients in an article on our website.

“Buying stocks now may actually run counter to what many prudent investors should be doing,” he noted. “If you have an equity-heavy portfolio, you will most likely need to direct new cash flows to bond mutual funds, or sell stock mutual funds to maintain your target asset allocation.”

Total Returns
Ten Years Ended November 30, 2013
Average
Annual Return
California Tax-Exempt Money Market Fund	1.27%
California Tax-Exempt Money Market Funds Average	1.01
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Intermediate-Term Tax-Exempt Fund Investor Shares	3.82%
Barclays Municipal California Intermediate Bond Index	4.73
California Intermediate Municipal Debt Funds Average	3.23
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Long-Term Tax-Exempt Fund Investor Shares	3.98%
Barclays CA Municipal Bond Index	4.69
California Municipal Debt Funds Average	3.72
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Muni yields exceed Treasury yields: What does it mean?

At times over the 12 months ended November 30, 10-year municipal bonds nationwide yielded substantially more than their Treasury counterparts, even before factoring in munis’ tax-favored status. This reversal of what had been the historical relationship between Treasuries and munis has occurred often in recent years. The turmoil started with the 2008–2009 financial crisis and continued amid dire headlines about state and local finances.

Through June, July, and August, a time when investor concerns mounted over Detroit’s bankruptcy filing and the financial health of Puerto Rico, 10-year municipal yields averaged
31 basis points, or about 12%, more than 10-year Treasuries. By the end of November, the gap had closed significantly, but 10-year muni yields were still averaging about 8 basis points, or 3%, more. Over the past decade, however, muni yields have averaged 5% less than their
Treasury equivalents.

We believe investors shouldn’t be unduly swayed by this turnabout. Will it vanish if they chase it? Or do investors now perceive muni bonds to be riskier? Rather than speculate, we believe investors should carefully evaluate the role of tax-exempt bonds in a diversified portfolio. For any investor, the proportion of muni holdings (if any) should be based on long-term goals, risk tolerance, and tax considerations—not on what may be transient yield trends.

10-year municipal bond yields have topped their Treasury counterparts

Note: One basis point equals .01 percentage point.
Source: Vanguard.

Advisor’s strategy helped cushion the impact of rising interest rates

Clearly, state and local governments face many financial challenges as they strive to emerge from the effects of the Great Recession. Across much of the United States, restrained budgets have generally been passed on time, and post-recession tax revenues have been steadily rising at the state level and, more recently, the local level too. The much-publicized situations in Detroit and Puerto Rico can, in our opinion, be viewed as outliers from the general improving trend. And, although some California cities are dealing with bankruptcies, your state’s overall fiscal condition has improved markedly.

Given the extremely low level of interest rates in recent years, the funds’ advisor, Vanguard Fixed Income Group, has positioned the California Long-Term and Intermediate-Term Tax-Exempt Funds to be prepared for an eventual rise in bond yields and the accompanying decline in their prices. For example, the advisor generally shortened the funds’ durations relative to their benchmarks. Duration is a gauge of the sensitivity of bond prices to changes in interest rates; shorter durations (measured in months and years) can mitigate price declines when rates rise.

Compared with their peers, both funds benefited from having little to no exposure to Puerto Rico during the year. (The Long-Term Fund had a small holding at the end of November, while the Intermediate-Term Fund had none.)

For the California Tax-Exempt Money Market Fund, as with other short-term investments and savings accounts, returns remained nearly flat given the Fed’s policy, since 2008, of setting its short-term interest rate target near zero. The fund’s 7-day SEC yield as of November 30 was 0.01%, almost unchanged from 0.03% a year earlier.

For more about the funds’ strategy and performance during the fiscal year, please see the Advisor’s Report that follows this letter.

A decade-long perspective on the funds’ performance

Over the ten years ended November 30, the Intermediate-Term Fund had an average annual return of 3.82% for Investor Shares; the Long-Term Fund’s average annual return was a bit higher at 3.98% for that share class. Both funds trailed their benchmark index (which incurs no expenses) by nearly one percentage point.

For these actively managed funds, however, a more important measure of relative success is that they outperformed their peer-group averages. And the Money Market Fund’s 10-year average annual return of 1.27%, although modest, was also ahead of its peer-group average.

The funds’ results highlight the skill of Vanguard’s experienced portfolio managers, traders, and credit analysts—and reflect the competitive advantage of Vanguard’s low costs. Our focus on low costs means that our funds don’t have to pursue the higher yields offered by riskier assets to offset the drain of high costs.

Bob Auwaerter’s retirement marks the end of a remarkable era

In mid-September 2008, about two weeks after I succeeded Jack Brennan as Vanguard’s chief executive officer, Lehman Brothers went bankrupt, igniting the nation’s worst financial crisis in 70 years. It was, to put it mildly, an extremely challenging time. Through it all, I was able to depend on Bob Auwaerter’s strong command of the Fixed Income Group, which persevered under these treacherous conditions. Although that was a difficult period for Vanguard and the industry, it was far from the only time I was grateful to have Bob at the helm of our bond group

Bob, who joined Vanguard in 1981, was an original member of the three-person Fixed Income Group, headed by Ian MacKinnon. Over the years, he held various leadership roles in the department, and he eventually succeeded Ian as its head in 2003. He earned a reputation at Vanguard and within the industry as an extremely dedicated, honest, and insightful decision-maker and leader.

The Fixed Income Group that Bob helped start had total assets of about $1.3 billion in seven funds. He tracked his positions in the two funds he managed then on index cards stored in a small metal box. Thirty-two years later, the 120-person group oversees $750 billion, which represents nearly one-third of Vanguard’s assets under management.

On behalf of our clients, I thank Bob for more than three decades of exemplary service and wish him the best in his retirement.

We’re fortunate that Greg Davis will become the head of the Fixed Income Group. Greg currently serves as chief investment officer for the Asia-Pacific region and as a director of Vanguard Investments Australia. He joined Vanguard in 1999 and had been head of bond indexing and a senior portfolio manager in the Fixed Income Group. Greg is an eminently qualified successor and has a strong commitment to the Vanguard way of investing. I couldn’t be more confident in his ability to lead the Fixed Income Group and its deep and talented team.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 19, 2013

Your Fund’s Performance at a Glance
November 30, 2012, Through November 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.92	$11.32	$0.373	$0.000
Admiral Shares	11.92	11.32	0.382	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$12.24	$11.31	$0.450	$0.000
Admiral Shares	12.24	11.31	0.459	0.000

Advisor’s Report

For the fiscal year ended November 30, 2013, Vanguard California Tax-Exempt Money Market Fund returned 0.01%, compared with the 0.00% average return of peer-group funds.

Vanguard California Intermediate-Term Tax-Exempt Fund returned –1.91% for Investor Shares and –1.83% for Admiral Shares; Vanguard California Long-Term Tax-Exempt Fund returned –3.96% for Investor Shares and –3.88 % for Admiral Shares. Both funds trailed their state-specific benchmarks but outperformed the average returns of their peers.

The investment environment

Some uncertainty is natural in the financial markets, but conditions during the 12 months were more unsettled than usual. This largely stemmed from fiscal battles in Washington—starting with the late-2012 “fiscal cliff” showdown over scheduled tax increases and spending cuts, and capped by October’s temporary government shutdown and struggle over the debt ceiling—along with concern over what the Federal Reserve might do next.

The focus on Fed policy intensified in late May, when—with unemployment falling, the housing market improving, and the stock market soaring—the Fed openly

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2012	2013
2 years	0.30%	0.33%
5 years	0.64	1.16
10 years	1.47	2.65
30 years	2.47	4.10
Source: Vanguard.

contemplated reducing its aggressive program of buying $85 billion of bonds each month. The possibility of “tapering” surprised the bond markets, leading to a broad decline in prices over the summer as yields increased, especially for longer-term bonds. (In mid-December, the Fed ended several months of speculation by announcing that it would begin scaling back bond purchases in January 2014.)

With no indication of changes to the Fed’s target for short-term interest rates, the national muni yield curve (the spread between shorter- and longer-term yields) steepened, as you can see in the table on page 10: Although the short end of the yield curve remained anchored near 0.3%, the yield on 30-year munis increased by more than 1.5 percentage points during the fiscal year.

Aside from the uncertainty about Fed policy, municipal bond markets were rattled by news reports detailing the largest municipal bankruptcy filing to date—by Detroit—and fresh coverage of Puerto Rico’s well-known financial problems. The California funds had no Detroit holdings, of course. Puerto Rican bonds, because of their triple-tax-exempt status, are held in many state-specific as well as national municipal bond funds. However, the California funds had virtually no Puerto Rico holdings; at the end of November, the Long-Term Fund held one, very small stake in a Puerto Rican bond issue, but faced no Puerto Rico credit risk because of the bond’s structure.

Still, there were bright spots at the national and state levels. Nationwide, the unemployment rate dropped from 7.8% in November 2012 to 7.0% in November 2013. California’s unemployment rate—which stayed stubbornly above 12% during the Great Recession—improved from 9.9% in November 2012 to 8.5% in November 2013.

And state tax revenues have been growing, after declines during and after the recession that were steeper than in the two previous downturns. According to data from the Nelson A. Rockefeller Institute of Government, aggregate state tax revenues across the United States increased more than 6% in the 12 months through June 2013 compared with the previous 12-month period. (Most state fiscal years, including California’s, end in June.) In California, where voters approved temporary tax increases in November 2012, state tax revenues increased more than 15% over the 12 months through June.

California has come a long way from the unflattering comparisons to Greece made just a few years ago. After many years of budget deficits, multibillion-dollar surpluses are projected for state fiscal years 2013 and 2014, according to the nonpartisan Legislative Analyst’s Office. In part, these surpluses reflect the stock market boom. California taxes capital gains at the same rate as other income and has highly progressive rates on personal income, which contribute to volatility in tax collections.

The state’s future fiscal health depends on how two key questions are answered: Will the projected surpluses materialize? And if so, how will the funds be used? Governor Jerry Brown has proposed to pay down the state’s “Wall of Debt”—several years of accumulated state budgetary borrowings that total at least an estimated $28 billion. If the Wall of Debt starts to come down, this would be a positive credit development. Alternatively, if surpluses are used to restore some cuts to various programs or for new programs, the implications for the state’s finances—especially when the temporary tax increases expire—are less clear.

A brief word about muni bond supply: Nationwide, the total issuance of tax-exempt bonds in the first 11 months of calendar 2013 was down about 15% from the same period a year earlier. With interest rates rising, opportunities to lower borrowing costs by replacing existing bonds were less attractive, resulting in a significant drop in refundings. California, however, bucked the national trend, with about a 13% increase in the total volume of municipal financing over the first 11 months of 2013 compared with the same period in 2012. Among our purchases during the fiscal year were state general-obligation bonds and issues from the Bay Area Toll Authority and the University of California.

Management of the funds

As the fiscal year began, we structured the California Intermediate-Term and Long-Term Funds to benefit from rising interest rates. For example, we generally shortened the funds’ durations relative to their benchmarks, a step that should reduce their price sensitivity to changes in interest rates. (Because of the call provisions in some municipal bonds, true measures of responsiveness to interest rate moves are not always readily apparent.) We also favored bonds with features designed to provide some defense against rising rates. And we maintained above-average levels of liquidity by holding bonds that we can sell easily without affecting the fund’s core positioning. This in effect gives us “dry powder” available when we see opportunities to buy bonds that the market has undervalued, especially during volatile periods.

With many investors across the country switching from longer-maturity to shorter-term bonds, which can be less volatile when interest rates rise, shorter maturities were among the top performers nationwide—as was the case in California. This accounts for some of the gap in returns between our funds and their benchmarks. Despite our duration-shortening strategy, the Long-Term Fund was underweighted in the better-performing shorter maturities and overweighted in longer-term bonds, which held back relative performance. And, unlike its benchmark, the Intermediate-Term Fund holds some bonds maturing in more than ten years. However, our focus on higher-quality bonds (as determined by independent credit-rating agencies) generally served investors well, as did our security selection.

For the Money Market Fund, the Fed’s policy of anchoring short-term rates near zero continued to present a challenge. Nevertheless, we were able to improve returns using several relative value and income strategies involving credit sectors, security selection, and structural opportunities—such as adding floating-rate notes.

A look ahead

We expect U.S. economic growth to approach 3% in 2014 and the U.S. unemployment rate to keep falling. With some unresolved federal fiscal uncertainties continuing into 2014, we wouldn’t be surprised if talk of tax reform, a subject that can include muni bonds, resurfaces. And the Fed’s gradual reduction of its bond-buying program set to begin in January should allow it to wind down its purchases by the end of 2014.

As tapering starts, and if economic growth picks up, we expect that interest rates will move higher and lower-credit-quality bonds will outperform. To try to defend against this, we plan to gradually upgrade the credit quality of the portfolios, as lower-quality bonds are likely to become overvalued. We also plan to continue to maintain higher levels of liquidity so that we can take advantage of attractive opportunities if volatility increases in the municipal market. As usual, our experienced team will seek outperformance by identifying bonds that are mispriced by the market.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

James M. D’Arcy, CFA, Portfolio Manager

Adam M. Ferguson, CFA,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

December 20, 2013

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2013

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	41 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratio was 0.11%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2013

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

California Tax-Exempt Money Market
Fund	0.01%	0.12%	1.27%	$11,348
•••••••• California Tax-Exempt Money Market
Funds Average	0.00	0.04	1.01	11,056
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2004	1.05%	0.60%
2005	2.17	1.70
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00
7-day SEC yield (11/30/2013): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.02%	0.18%	1.29%

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
California (99.8%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.060%	12/6/13 LOC	6,750	6,750
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.030%	12/6/13 LOC	11,945	11,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.040%	12/6/13 LOC	55,000	55,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Marin Country Day
School) VRDO	0.050%	12/6/13 LOC	22,175	22,175
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute) VRDO	0.070%	12/6/13 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.060%	12/6/13 LOC	5,485	5,485
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.070%	12/6/13	5,000	5,000
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.080%	12/6/13	9,865	9,865
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.030%	12/6/13 LOC	10,000	10,000
Berkeley CA TRAN	1.000%	7/10/14	12,500	12,560
Beverly Hills CA Public Financing Authority
Lease Revenue	3.000%	6/1/14	2,500	2,535
California Community College Financing
Authority TRAN	2.000%	12/31/13	30,000	30,044
California Community College Financing
Authority TRAN	2.000%	12/31/13	14,000	14,020
California Community College Financing
Authority TRAN	2.000%	12/31/13	7,500	7,510
1 California Department of Water Resources
Water System Revenue (Central Valley
Project) TOB VRDO	0.050%	12/6/13	4,100	4,100

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California Educational Facilities Authority
	Revenue (California Institute of Technology)
	VRDO	0.020%	12/6/13	55,800	55,800
1	California Educational Facilities Authority
	Revenue (Stanford University) TOB VRDO	0.050%	12/6/13	4,435	4,435
1	California Educational Facilities Authority
	Revenue (Stanford University) TOB VRDO	0.070%	12/6/13	3,000	3,000
1	California Educational Facilities Authority
	Revenue (University of Southern California)
	TOB VRDO	0.050%	12/6/13	14,800	14,800
1	California Educational Facilities Authority
	Revenue (University of Southern California)
	TOB VRDO	0.060%	12/6/13	4,135	4,135
1	California Educational Facilities Authority
	Revenue (University of Southern California)
	TOB VRDO	0.060%	12/6/13	15,025	15,025
	California GO	5.125%	2/1/14 (Prere.)	15,000	15,125
	California GO	5.250%	4/1/14 (Prere.)	6,000	6,101
	California GO	5.250%	4/1/14 (Prere.)	3,845	3,910
	California GO	5.300%	4/1/14 (Prere.)	2,450	2,492
	California GO	5.500%	4/1/14 (Prere.)	2,550	2,595
	California GO	5.500%	4/1/14 (Prere.)	2,900	2,951
	California GO	5.250%	6/1/14 (Prere.)	4,800	4,920
	California GO CP	0.110%	12/3/13 LOC	11,000	11,000
	California GO VRDO	0.030%	12/2/13 LOC	20,625	20,625
	California GO VRDO	0.040%	12/2/13 LOC	11,080	11,080
	California GO VRDO	0.040%	12/6/13 LOC	19,400	19,400
	California GO VRDO	0.050%	12/6/13 LOC	15,000	15,000
2	California Health Facilities Financing Authority
	(Memorial Health) PUT	0.120%	6/27/14	15,000	15,000
	California Health Facilities Financing Authority
	Revenue (Adventist Health System/West) VRDO	0.050%	12/2/13 LOC	7,000	7,000
	California Health Facilities Financing Authority
	Revenue (Catholic Healthcare West) VRDO	0.030%	12/6/13 LOC	6,725	6,725
	California Health Facilities Financing Authority
	Revenue (Catholic Healthcare West) VRDO	0.040%	12/6/13 LOC	800	800
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange
	County) VRDO	0.040%	12/6/13 LOC	5,000	5,000
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of Orange
	County) VRDO	0.040%	12/6/13 LOC	13,495	13,495
[1,2]	California Health Facilities Financing Authority
	Revenue (Kaiser Foundation Hospitals)
	TOB VRDO	0.050%	12/6/13 LOC	35,000	35,000
	California Health Facilities Financing Authority
	Revenue (Memorial Health Services) VRDO	0.040%	12/6/13	56,100	56,100
	California Health Facilities Financing Authority
	Revenue (Memorial Health Services) VRDO	0.040%	12/6/13	10,000	10,000
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.030%	12/6/13 LOC	8,000	8,000
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.030%	12/6/13 LOC	10,820	10,820
	California Health Facilities Financing Authority
	Revenue (Scripps Health) VRDO	0.030%	12/6/13 LOC	12,020	12,020

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.050%	12/6/13 LOC	14,225	14,225
1 California Health Facilities Financing Authority
Revenue (St. Joseph Health System) TOB VRDO	0.050%	12/6/13	15,000	15,000
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.050%	12/6/13 (13)	12,210	12,210
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.050%	12/6/13	6,700	6,700
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.060%	12/6/13	23,400	23,400
California Housing Finance Agency Home
Mortgage Revenue (Woolf House Apartments)	1.050%	1/1/14	5,950	5,951
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.040%	12/6/13 LOC	21,600	21,600
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.040%	12/6/13 LOC	23,800	23,800
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.060%	12/6/13 LOC	7,700	7,700
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group) VRDO	0.040%	12/6/13 LOC	35,000	35,000
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.040%	12/2/13 LOC	10,325	10,325
California Infrastructure & Economic Development
Bank Revenue (American National Red Cross)
VRDO	0.040%	12/6/13 LOC	13,470	13,470
California Infrastructure & Economic Development
Bank Revenue (Buck Institute for Age Research)
VRDO	0.040%	12/6/13 LOC	23,300	23,300
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.040%	12/2/13 LOC	6,100	6,100
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.030%	12/2/13	50,040	50,040
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.080%	12/6/13 LOC	5,125	5,125
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/2/13 LOC	13,500	13,500
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/2/13 LOC	400	400
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.070%	12/2/13 LOC	16,950	16,950
California Public Works Board Lease Revenue
(Department of Mental Health)	5.000%	6/1/14 (Prere.)	3,000	3,071
California Public Works Board Lease Revenue
(Department of Mental Health)	5.125%	6/1/14 (Prere.)	5,000	5,122
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	1,000	1,026
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	9,980	10,242
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	2,000	2,053
California RAN	2.000%	5/28/14	36,000	36,314
California RAN	2.000%	6/23/14	71,400	72,109

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California School Cash Reserve Program
Authority Pool TRAN	2.000%	12/31/13	2,500	2,504
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/2/14	5,300	5,348
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/2/14	7,650	7,719
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/2/14	5,600	5,650
California State University CP	0.120%	1/7/14 LOC	5,765	5,765
California State University CP	0.110%	2/4/14 LOC	5,000	5,000
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.050%	12/6/13	124,510	124,510
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.090%	12/6/13 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.040%	12/6/13 LOC	8,505	8,505
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.050%	12/6/13 LOC	5,800	5,800
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.040%	12/6/13 LOC	14,150	14,150
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/6/13	31,500	31,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/6/13	81,050	81,050
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.040%	12/6/13	17,100	17,100
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego) VRDO	0.030%	12/6/13 LOC	25,000	25,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.050%	12/6/13	39,313	39,313
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.080%	12/6/13	1,690	1,690
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.050%	12/6/13	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of San Diego)
VRDO	0.050%	12/6/13 LOC	23,125	23,125
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.030%	12/6/13 LOC	3,100	3,100
1 Cerritos CA Community College District
GO TOB VRDO	0.070%	12/6/13	7,845	7,845
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.040%	12/6/13 LOC	18,970	18,970
Contra Costa CA Municipal Water District
Revenue (Extendible) CP	0.140%	6/7/14	9,000	9,000
Desert Sands CA Unified School District GO	5.000%	6/1/14 (Prere.)	4,290	4,393
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.130%	12/5/13	15,000	15,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.140%	2/6/14	17,000	17,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.130%	6/28/14	20,800	20,800
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.130%	7/6/14	12,200	12,200
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.140%	7/20/14	13,500	13,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.120%	8/2/14	5,000	5,000
2 East Bay CA Municipal Utility District Water
System Revenue PUT	0.050%	12/3/13	11,000	11,000
2 East Bay CA Municipal Utility District Water
System Revenue PUT	0.050%	2/28/14	13,000	13,000
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.050%	12/6/13	9,260	9,260
1 Eastern California Municipal Water District Water
& Sewer COP TOB VRDO	0.060%	12/6/13	1,590	1,590
Eastern California Municipal Water District Water
& Sewer Revenue VRDO	0.040%	12/6/13	2,245	2,245
Eastern California Municipal Water District Water
& Sewer Revenue VRDO	0.040%	12/6/13	16,400	16,400
2 Eastern Municipal Water District CA Water
& Sewer Revenue PUT	0.070%	7/3/14	12,000	12,000
Escondido CA Community Development
(Escondido Promenade Project) COP VRDO	0.070%	12/6/13 LOC	9,400	9,400
Escondido CA Community Development
Multifamily Revenue (Heritage Park
Apartments) VRDO	0.060%	12/6/13 LOC	4,250	4,250
Freemont CA Union High School District TRAN	1.000%	6/30/14	7,000	7,033
Fremont CA COP VRDO	0.040%	12/6/13 LOC	5,000	5,000
Fremont CA COP VRDO	0.040%	12/6/13 LOC	8,565	8,565
Fremont CA COP VRDO	0.050%	12/6/13 LOC	25,190	25,190
Fresno County CA TRAN	1.250%	6/30/14	50,000	50,308
Garden Grove CA Housing Authority Multifamily
Housing Revenue (Valley View Senior Villas
Project) VRDO	0.060%	12/6/13 LOC	9,100	9,100
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.040%	12/2/13 LOC	9,054	9,054
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.040%	12/2/13 LOC	16,092	16,092
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.040%	12/2/13 LOC	14,557	14,557
2 Irvine CA Ranch Water District Revenue PUT	0.050%	3/4/14	8,330	8,330
2 Irvine CA Ranch Water District Revenue PUT	0.050%	3/4/14	8,365	8,365
Irvine CA Ranch Water District Revenue VRDO	0.050%	12/2/13 LOC	15,335	15,335
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	12/2/13 LOC	14,500	14,500
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	12/2/13 LOC	26,448	26,448
Livermore CA COP VRDO	0.040%	12/6/13 LOC	12,995	12,995
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue (Richards
Manor) VRDO	0.060%	12/6/13 LOC	4,770	4,770
1 Long Beach CA Harbor Revenue TOB VRDO	0.240%	12/6/13	15,635	15,635

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Los Angeles CA Community College District
GO TOB VRDO	0.050%	12/6/13	3,500	3,500
1 Los Angeles CA Community College District
GO TOB VRDO	0.050%	12/6/13	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.040%	12/6/13 LOC	11,300	11,300
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.050%	12/6/13 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/6/13	6,400	6,400
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/6/13	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/6/13	5,100	5,100
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.100%	12/6/13	7,975	7,975
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.100%	12/6/13	18,880	18,880
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/14	2,500	2,570
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/2/13	23,610	23,610
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/6/13	7,495	7,495
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/2/13	10,700	10,700
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/6/13	21,175	21,175
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/6/13	14,900	14,900
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/6/13	8,650	8,650
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/6/13	7,300	7,300
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/6/13	43,900	43,900
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/6/13	26,950	26,950
Los Angeles CA Harbor Department Revenue CP	0.120%	12/5/13	20,000	20,000
Los Angeles CA Harbor Department Revenue CP	0.130%	3/19/14	25,000	25,000
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.060%	12/6/13	2,680	2,680
Los Angeles CA Multifamily Housing Revenue
(Beverly Park Apartments) VRDO	0.060%	12/6/13 LOC	15,500	15,500
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.040%	12/6/13 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.070%	12/6/13 LOC	6,595	6,595
Los Angeles CA Multifamily Housing
Revenue (San Regis Project) VRDO	0.060%	12/6/13 LOC	23,600	23,600
Los Angeles CA TRAN	2.000%	2/27/14	40,000	40,176
Los Angeles CA TRAN	2.000%	5/1/14	40,000	40,303
Los Angeles CA TRAN	2.000%	6/26/14	20,000	20,206

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.060%	12/6/13	6,660	6,660
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.060%	12/6/13	9,995	9,995
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.060%	12/6/13	9,105	9,105
1	Los Angeles CA Wastewater System Revenue
	TOB VRDO	0.060%	12/6/13	7,500	7,500
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	2.000%	7/1/14	11,070	11,186
1	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue
	TOB VRDO	0.040%	12/6/13 LOC	29,600	29,600
	Los Angeles County CA Multifamily Housing
	Revenue (Valencia Village Project) VRDO	0.060%	12/6/13	6,325	6,325
	Los Angeles County CA Schools Pooled
	Financing Program TRAN	2.000%	12/31/13	3,500	3,505
	Los Angeles County CA Schools Pooled
	Financing Program TRAN	2.000%	1/31/14	5,000	5,015
	Los Angeles County CA TRAN	2.000%	2/28/14	50,000	50,223
	Los Angeles County CA TRAN	2.000%	6/30/14	13,500	13,642
1	Los Angeles County CA Unified School
	District GO TOB VRDO	0.060%	12/6/13	5,000	5,000
	Manteca CA Redevelopment Agency
	Tax Allocation Revenue VRDO	0.050%	12/2/13 LOC	12,840	12,840
1	Metropolitan Water District of Southern
	California Revenue TOB VRDO	0.060%	12/6/13	5,000	5,000
1	Metropolitan Water District of Southern
	California Revenue TOB VRDO	0.060%	12/6/13	6,435	6,435
	Metropolitan Water District of Southern
	California Revenue VRDO	0.040%	12/6/13	21,515	21,515
	Metropolitan Water District of Southern
	California Revenue VRDO	0.040%	12/6/13	27,900	27,900
	Mount Diablo CA Unified School District GO	5.000%	6/1/14 (Prere.)	12,000	12,404
1	Nuveen California Dividend Advantage
	Municipal Fund 2 VRDP VRDO	0.150%	12/6/13 LOC	25,000	25,000
1	Nuveen California Dividend Advantage
	Municipal Fund 3 VRDP VRDO	0.140%	12/6/13 LOC	15,000	15,000
1	Nuveen California Investment Quality
	Municipal Fund VRDP VRDO	0.130%	12/6/13 LOC	18,000	18,000
1	Nuveen California Performance Plus
	Municipal Fund VRDP VRDO	0.120%	12/6/13 LOC	21,000	21,000
[1,2]	Nuveen California Quality Income
	Municipal Fund VRDP VRDO	0.120%	12/6/13 LOC	34,600	34,600
[1,2]	Nuveen California Select Quality
	Municipal Fund VRDP VRDO	0.120%	12/6/13 LOC	6,000	6,000
	Nuveen Insured California AMT-Free
	Municipal Income Fund VRDP VRDO	0.110%	12/6/13 LOC	39,500	39,500
	Orange County CA Apartment Development
	Revenue VRDO	0.030%	12/6/13 LOC	41,300	41,300
	Orange County CA Apartment Development
	Revenue VRDO	0.060%	12/6/13 LOC	9,550	9,550
	Orange County CA Sanitation District COP BAN	2.000%	10/16/14	15,000	15,239
	Orange County CA Water District COP VRDO	0.050%	12/6/13	8,600	8,600

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Orange County CA Water District Revenue
TOB VRDO	0.090%	12/6/13	9,000	9,000
Otay CA Water District (Capital Project)
COP VRDO	0.030%	12/6/13 LOC	7,710	7,710
1 Peralta CA Community College District
Revenue TOB VRDO	0.050%	12/6/13	19,645	19,645
1 Riverside CA Electric Revenue TOB VRDO	0.060%	12/2/13	5,400	5,400
Riverside County CA Industrial Development
Authority Empowerment Zone Facility
Revenue (Guy Evans Inc. Project) VRDO	0.070%	12/6/13 LOC	4,820	4,820
Riverside County CA Public Facility Project
COP VRDO	0.060%	12/6/13 LOC	5,600	5,600
Riverside County CA Teeter Notes	2.000%	10/15/14	20,000	20,313
Riverside County CA TRAN	2.000%	3/31/14	39,000	39,236
Riverside County CA Transportation
Commission Sales Tax Revenue VRDO	0.050%	12/6/13	6,930	6,930
3 Sacramento CA Municipal Utility District
Revenue VRDO	0.040%	12/6/13 LOC	3,000	3,000
Sacramento CA Municipal Utility District
Revenue VRDO	0.040%	12/6/13 LOC	33,000	33,000
Sacramento CA Municipal Utility District
Revenue VRDO	0.040%	12/6/13 LOC	6,000	6,000
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.050%	12/6/13 LOC	10,200	10,200
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.050%	12/6/13 LOC	12,300	12,300
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.040%	12/6/13 LOC	7,550	7,550
1 San Bernardino CA Community College District
GO TOB VRDO	0.060%	12/6/13	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/30/14	26,700	26,980
1 San Diego CA Community College District
GO TOB VRDO	0.050%	12/6/13	5,710	5,710
1 San Diego CA Community College District
GO TOB VRDO	0.050%	12/6/13	5,000	5,000
1 San Diego CA Community College District
GO TOB VRDO	0.070%	12/6/13	5,000	5,000
San Diego CA County TRAN	2.000%	4/30/14	3,515	3,541
San Diego CA County TRAN	2.000%	6/30/14	20,000	20,211
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments
Project) VRDO	0.050%	12/6/13 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.050%	12/6/13 LOC	32,440	32,440
1 San Diego CA Public Facilities Financing
Authority Sewer Revenue TOB VRDO	0.050%	12/6/13	8,280	8,280
1 San Diego CA Public Facilities Financing
Authority Water Revenue TOB VRDO	0.060%	12/6/13	7,495	7,495
1 San Diego CA Unified School District
GO TOB VRDO	0.060%	12/6/13	28,880	28,880
San Diego CA USD TRAN	2.000%	1/31/14	1,400	1,404
San Diego CA USD TRAN	2.000%	6/30/14	10,000	10,105
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.040%	12/6/13	45,845	45,845

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.060%	12/6/13	6,840	6,840
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.060%	12/6/13	4,825	4,825
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.100%	12/6/13	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.100%	12/6/13	6,500	6,500
1 San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue TOB VRDO	0.060%	12/6/13	9,500	9,500
1 San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue TOB VRDO	0.060%	12/6/13	6,300	6,300
1 San Francisco CA City & County COP TOB VRDO	0.070%	12/6/13	3,325	3,325
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.050%	12/6/13 LOC	43,250	43,250
San Francisco CA City & County GO	4.000%	6/15/14	4,395	4,485
San Francisco CA City & County GO	4.000%	6/15/14	1,895	1,934
San Francisco CA City & County GO	4.000%	6/15/14	7,915	8,078
San Francisco CA City & County International
Airport Revenue VRDO	0.050%	12/6/13 LOC	26,300	26,300
San Francisco CA City & County International
Airport Revenue VRDO	0.060%	12/6/13 LOC	9,000	9,000
San Francisco CA City & County International
Airport Revenue VRDO	0.060%	12/6/13 LOC	18,310	18,310
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.060%	12/6/13	6,800	6,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.040%	12/6/13 LOC	41,200	41,200
San Francisco CA City & County Unified School
District TRAN	2.000%	8/14/14	20,000	20,255
San Jose CA Financing Authority Lease
Revenue CP	0.120%	2/3/14 LOC	14,004	14,004
San Jose CA Financing Authority Lease
Revenue CP	0.120%	2/3/14 LOC	14,005	14,005
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.050%	12/6/13 LOC	16,100	16,100
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.060%	12/6/13 LOC	10,000	10,000
1 San Jose CA Unified School District Santa
Clara County GO TOB VRDO	0.080%	12/6/13	7,310	7,310
San Juan California Unified School District
Election 2002 Ser A - Revenue	5.000%	8/1/14 (Prere.)	1,785	1,842
1 San Mateo County CA Community College
District GO TOB VRDO	0.060%	12/6/13	6,455	6,455
1 San Mateo County CA Community College
District GO TOB VRDO	0.070%	12/6/13	4,315	4,315
Santa Barbara County CA TRAN	2.000%	6/30/14	13,850	13,995
1 Sequoia CA Unified School District GO TOB VRDO	0.080%	12/6/13	5,860	5,860
1 Sonoma County CA Junior College District
GO TOB VRDO	0.050%	12/6/13 LOC	30,390	30,390
1 Sunnyvale CA Wastewater Revenue TOB PUT	0.180%	2/6/14	8,720	8,720
1 University of California Medical Centers
Revenue TOB VRDO	0.060%	12/6/13	4,100	4,100

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Regents Medical
	Center Pooled Revenue VRDO	0.030%	12/6/13	5,000	5,000
1	University of California Revenue TOB VRDO	0.060%	12/2/13	25,100	25,100
1	University of California Revenue TOB VRDO	0.060%	12/2/13	14,500	14,500
1	University of California Revenue TOB VRDO	0.050%	12/6/13	29,195	29,195
1	University of California Revenue TOB VRDO	0.060%	12/6/13	3,400	3,400
1	University of California Revenue TOB VRDO	0.060%	12/6/13	2,190	2,190
1	University of California Revenue TOB VRDO	0.060%	12/6/13	3,495	3,495
1	University of California Revenue TOB VRDO	0.060%	12/6/13	6,000	6,000
1	University of California Revenue TOB VRDO	0.060%	12/6/13	3,470	3,470
1	University of California Revenue TOB VRDO	0.060%	12/6/13	3,700	3,700
1	University of California Revenue TOB VRDO	0.060%	12/6/13	5,125	5,125
1	University of California Revenue TOB VRDO	0.070%	12/6/13	19,577	19,577
	University of California Revenue VRDO	0.030%	12/6/13	20,000	20,000
	University of California Revenue VRDO	0.030%	12/6/13	10,000	10,000
	University of California Revenue VRDO	0.030%	12/6/13	20,000	20,000
	Western Municipal Water District Facilities
	Authority California Water Revenue VRDO	0.030%	12/6/13 LOC	19,275	19,275
	Westlands CA Water District COP VRDO	0.030%	12/6/13 LOC	24,530	24,530
					3,862,824
Total Tax-Exempt Municipal Bonds (Cost $3,862,824)					3,862,824
Other Assets and Liabilities (0.2%)
Other Assets					25,960
Liabilities					(16,757)
					9,203
Net Assets (100%)
Applicable to 3,871,365,899 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					3,872,027
Net Asset Value Per Share					$1.00

At November 30, 2013, net assets consisted of:
					Amount
					($000)
Paid-in Capital					3,871,995
Undistributed Net Investment Income					—
Accumulated Net Realized Gains					32
Net Assets					3,872,027

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $865,325,000, representing 22.3% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	4,775
Total Income	4,775
Expenses
The Vanguard Group—Note B
Investment Advisory Services	949
Management and Administrative	4,014
Marketing and Distribution	1,016
Custodian Fees	47
Auditing Fees	23
Shareholders’ Reports	26
Trustees’ Fees and Expenses	5
Total Expenses	6,080
Expenses Reduction—Note B	(1,823)
Net Expenses	4,257
Net Investment Income	518
Realized Net Gain (Loss) on Investment Securities Sold	111
Net Increase (Decrease) in Net Assets Resulting from Operations	629

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	518	1,167
Realized Net Gain (Loss)	111	5
Net Increase (Decrease) in Net Assets Resulting from Operations	629	1,172
Distributions
Net Investment Income	(518)	(1,167)
Realized Capital Gain	—	—
Total Distributions	(518)	(1,167)
Capital Share Transactions (at $1.00 per share)
Issued	2,993,616	2,456,850
Issued in Lieu of Cash Distributions	493	1,111
Redeemed	(2,934,717)	(2,776,686)
Net Increase (Decrease) from Capital Share Transactions	59,392	(318,725)
Total Increase (Decrease)	59,503	(318,720)
Net Assets
Beginning of Period	3,812,524	4,131,244
End of Period	3,872,027	3,812,524

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0003	.001	.001	.004
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0003	.001	.001	.004
Distributions
Dividends from Net Investment Income	(.0001)	(.0003)	(.001)	(.001)	(.004)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0003)	(.001)	(.001)	(.004)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.03%	0.07%	0.11%	0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,872	$3,813	$4,131	$4,610	$5,355
Ratio of Expenses to
Average Net Assets	0.11%[2]	0.15%[2]	0.16%[2]	0.17%	0.17%[3]
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.03%	0.07%	0.11%	0.39%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2013, 0.16% for 2012, and 0.17% for 2011.
See Note B in Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.04% for 2009.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $442,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2013, Vanguard’s expenses were reduced by $1,823,000 (an effective annual rate of 0.05% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Tax-Exempt Money Market Fund

At November 30, 2013, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.24%	2.32%

Financial Attributes
		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	1,149	1,569	46,517

Yield to Maturity
(before expenses)	2.5%	2.2%	3.1%

Average Coupon	4.3%	4.7%	4.9%

Average Duration	5.7 years	5.4 years	8.4 years

Average Effective
Maturity	5.6 years	5.5 years	7.1 years

Short-Term
Reserves	5.6%	—	—

Volatility Measures
	Barclays Muni	Barclays
	CA IT	Municipal
	Bond Index	Bond Index
R-Squared	0.91	0.97
Beta	0.99	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.7%
1 - 3 Years	17.4
3 - 5 Years	20.6
5 - 10 Years	48.2
10 - 20 Years	4.9
20 - 30 Years	0.2

Distribution by Credit Quality (% of portfolio)
AAA	6.7%
AA	54.4
A	34.0
BBB	3.8
B	0.7
Not Rated	0.4
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	California Intermediate-Term
	Tax-Exempt Fund Investor Shares	-1.91%	5.78%	3.82%	$14,553
••••••••	Barclays Municipal California
	Intermediate Bond Index	-1.15	6.06	4.73	15,879
– – – –	California Intermediate Municipal Debt

	Funds Average	-2.51	4.95	3.23	13,744
	Barclays Municipal Bond Index	-3.51	6.26	4.40	15,385
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Intermediate-Term Tax-Exempt
Fund Admiral Shares	-1.83%	5.87%	3.90%	$73,308
Barclays Municipal California Intermediate
Bond Index	-1.15	6.06	4.73	79,397
Barclays Municipal Bond Index	-3.51	6.26	4.40	76,924

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013
				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	3.93%	-1.52%	2.41%	4.05%
2005	3.90	-1.79	2.11	2.37
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	3.12	-5.03	-1.91	-1.15

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	-0.51%	5.50%	3.84%	-0.02%	3.82%
Admiral Shares	11/12/2001	-0.43	5.59	3.91	-0.02	3.89

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (101.6%)
California (101.5%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.120%	12/2/13 LOC	7,740	7,740
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.150%	7/1/19	7,500	7,248
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.500%	7/1/19	2,140	2,110
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	2,000	2,005
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	2,906
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,265
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	2,959
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	960
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	622
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,106
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,375
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	7,325
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.250%	8/1/23	1,000	1,123
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,045
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/25	950	1,021

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	1,400	1,489
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	400	417
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,260
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.375%	8/1/34	2,500	2,577
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/14 (2)	540	537
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/15 (2)	910	890
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/16 (2)	4,305	4,111
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/20 (2)	12,835	10,204
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/22	2,190	2,525
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/23	2,160	2,475
Alameda CA Corridor Transportation Authority
Revenue	5.400%	10/1/24 (2)	3,805	4,067
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/29 (2)	30,000	12,261
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	9,110	3,456
Alameda County CA (Medical Center Project) COP	5.375%	6/1/14 (ETM)	1,880	1,885
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,030
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/32	3,500	3,668
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/33	8,415	8,785
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/34	4,640	4,810
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,638
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,480
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	4,794
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	5,012
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,485
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	5,743
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,040
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,329
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	12,873
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	332
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,719
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,433

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	11,073
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,495
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,432
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,960
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,070
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/27	3,750	4,121
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	15,000	16,475
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,443
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	7,626
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	8,000	8,605
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,280	12,514
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	16,700	18,058
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	21,125	22,687
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	7,645	8,053
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.966%	8/1/17	25,000	24,957
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,634
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.750%	10/1/19	5,000	4,958
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.750%	10/1/19	5,500	5,454
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.950%	5/1/23	7,000	6,940
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.150%	4/1/24	5,000	5,026
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/21	5,500	6,337
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/22	7,295	8,360
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/23	6,150	7,015
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/24	5,110	5,700
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/25	4,020	4,435

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/26	2,285	2,490
Burbank CA Public Financing Authority Revenue
(Golden State Redevelopment Project)	5.250%	12/1/13 (2)	4,615	4,616
Cabrillo CA Community College District Revenue	0.000%	8/1/14 (14)	2,655	2,651
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,750	10,325
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	26,850	28,676
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,555
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	21,802
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	28,721
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	14,600	16,773
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	21,100
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	5,475	6,436
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	2,525	2,968
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	23,205
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,439
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	27,298
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	21,467
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	3,660	4,365
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,881
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	7,811
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	50,000	57,960
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	23,184
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	16,909
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	10,825	12,544
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/13	7,000	7,002
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	180	189
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	3,355	3,517
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,506

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	6,798
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,241
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	5,000	5,703
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26	8,565	9,728
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/27	8,800	9,847
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/27	3,900	4,446
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,743
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/28	4,505	5,119
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	3,918
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,225
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/29	4,640	5,238
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	2,999
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/30	1,850	2,075
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,279
California Economic Recovery GO	5.250%	7/1/14 (ETM)	3,385	3,486
California Economic Recovery GO	5.250%	7/1/14	11,615	11,964
California Economic Recovery GO	5.000%	7/1/18	29,770	35,055
California Economic Recovery GO	5.000%	7/1/19	32,330	38,414
California Economic Recovery GO	5.000%	7/1/20	43,745	51,398
California Economic Recovery GO	5.250%	7/1/21	45,385	53,755
California Economic Recovery GO	5.000%	7/1/22	16,280	17,880
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/14	360	370
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/15	380	408
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/16	400	446
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/20	790	869
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/23	1,195	1,267
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/24	380	399
California Educational Facilities Authority
Revenue (College of Arts)	5.250%	6/1/30	1,125	1,143
California Educational Facilities Authority
Revenue (Stanford University)	5.000%	3/15/26	10,000	11,984
3 California Educational Facilities Authority
Revenue (University of Southern California)
TOB VRDO	0.060%	12/2/13	614	614
California GO	5.000%	10/1/14	2,000	2,081

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	11/1/14	1,390	1,452
California GO	5.000%	3/1/15	1,000	1,059
California GO	5.000%	4/1/15	15,400	16,376
California GO	5.000%	12/1/15	1,470	1,505
California GO	5.000%	4/1/17	11,000	12,549
California GO	5.250%	2/1/18 (14)	8,000	9,362
California GO	6.000%	2/1/18 (2)	6,240	7,504
California GO	5.000%	3/1/18	1,850	2,150
California GO	5.500%	4/1/18	20,000	23,705
1 California GO	0.950%	5/1/18	9,000	9,097
California GO	5.000%	8/1/18	1,895	2,131
California GO	5.000%	10/1/18	14,095	16,558
California GO	5.000%	10/1/18	20,000	23,495
California GO	5.500%	4/1/19	11,245	13,465
California GO	5.000%	5/1/19	10,000	10,615
California GO	5.000%	8/1/19	30,000	32,147
California GO	5.000%	10/1/19	21,000	24,753
California GO	5.000%	10/1/19 (14)	14,800	16,482
California GO	5.000%	2/1/20	2,950	3,452
California GO	5.250%	2/1/20	7,500	8,884
California GO	5.000%	3/1/20	55,285	58,184
California GO	5.000%	8/1/20	14,890	16,701
California GO	5.000%	9/1/20	15,000	17,626
California GO	5.000%	9/1/20	9,970	11,715
California GO	5.000%	10/1/20	10,555	12,409
California GO	5.000%	3/1/21	2,250	2,588
California GO	5.000%	4/1/21	2,240	2,605
California GO	5.500%	4/1/21	2,000	2,331
California GO	5.000%	9/1/21	13,700	15,971
California GO	5.000%	9/1/21	1,310	1,527
California GO	5.000%	10/1/21	2,575	3,003
California GO	5.000%	2/1/22	8,125	9,398
California GO	5.000%	4/1/22	4,550	5,270
California GO	5.000%	6/1/22	12,000	12,696
California GO	5.000%	9/1/22	12,710	14,764
California GO	5.250%	9/1/22	17,400	20,546
California GO	5.000%	2/1/23	23,000	26,647
California GO	5.000%	9/1/23	12,120	13,319
California GO	5.000%	9/1/23	7,000	8,032
California GO	5.250%	9/1/23	2,455	2,824
California GO	5.000%	10/1/23	12,500	13,768
California GO	5.000%	10/1/23	10,000	11,623
California GO	5.000%	12/1/23	7,500	8,542
California GO	5.000%	3/1/24	3,000	3,356
California GO	5.000%	8/1/24 (4)	31,275	33,568
California GO	5.000%	8/1/24	10,100	11,251
California GO	5.000%	9/1/24	10,000	11,259
California GO	5.000%	10/1/24	13,440	14,752
California GO	5.000%	10/1/24	9,790	10,850
California GO	5.000%	11/1/24	6,000	6,759
California GO	5.000%	11/1/24	5,000	5,627
California GO	5.000%	12/1/24	2,000	2,254
California GO	5.000%	2/1/25	12,940	14,368
California GO	5.125%	3/1/25	2,000	2,214
California GO	5.000%	8/1/25	10,000	11,097

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	9/1/25	1,500	1,664
California GO	5.000%	9/1/25	2,185	2,431
California GO	5.000%	10/1/25	6,000	6,600
California GO	5.000%	10/1/25	13,865	15,503
California GO	5.000%	11/1/25	1,500	1,662
California GO	5.000%	12/1/25	21,015	23,677
California GO	5.000%	3/1/26	5,000	5,394
California GO	5.000%	3/1/26	5,000	5,461
California GO	5.000%	4/1/26	27,480	29,933
California GO	5.000%	9/1/26	2,500	2,743
California GO	5.000%	10/1/26	5,000	5,515
California GO	5.000%	11/1/26	7,500	8,212
California GO	5.000%	4/1/27	24,285	26,185
California GO	5.750%	4/1/27	31,455	35,609
California GO	4.500%	8/1/27	6,000	6,202
California GO	5.000%	9/1/27	5,500	5,946
California GO	5.000%	10/1/27	13,875	15,136
California GO	5.250%	10/1/27	5,000	5,562
California GO	5.000%	3/1/28	10,855	11,132
California GO	5.750%	4/1/28	30,000	33,883
California GO	5.000%	6/1/28	10,005	10,477
California GO	5.000%	9/1/28	17,500	18,719
California GO	5.250%	9/1/28	6,000	6,593
California GO	5.250%	2/1/29	2,790	3,025
California GO	5.000%	9/1/29	6,000	6,434
California GO	5.000%	9/1/29	16,000	17,028
California GO	5.250%	3/1/30	20,000	21,879
California GO	4.500%	8/1/30	3,100	3,115
California GO	5.000%	9/1/30	10,000	10,654
California GO	5.000%	9/1/30	10,180	10,808
California GO	5.250%	9/1/30	5,000	5,425
California GO	5.000%	3/1/31	5,535	5,745
California GO	5.750%	4/1/31	30,000	33,399
California GO	5.000%	2/1/32	2,540	2,651
California GO	6.000%	3/1/33	12,000	13,935
California GO	5.125%	4/1/33	6,550	6,902
California GO	6.500%	4/1/33	22,715	26,966
1 California GO PUT	0.948%	12/3/18	1,000	1,000
California GO VRDO	0.040%	12/2/13 LOC	39,250	39,250
California GO VRDO	0.050%	12/6/13 LOC	5,000	5,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,131
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,128
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,795
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,145
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,405
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,309
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,075

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,300	5,850
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	21,501
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	7,957
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,250	4,696
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	49,000	50,374
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,252
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,184
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,168
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,937
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,171
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,462
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,331
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	2,000	2,165
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,458
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,053
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	2,890
1 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles) PUT	1.850%	7/1/17	5,255	5,286
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,579
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,008
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	792
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	343
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	507
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	979
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	834
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	330
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	848
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/14	730	762

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	934
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	825
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,615
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,697
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,887
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,466
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	12,689
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	4.000%	8/15/19	500	560
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/21	800	931
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/22	500	580
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	3.000%	10/1/14	550	563
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,550
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,677
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,182
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	1,977
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/20	1,000	1,171
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,000	1,079
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,158
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,393
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,760
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,592
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,521
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/24	3,000	3,540
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/28	4,000	4,591
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	574
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	6,581

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,115	2,178
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,903
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,518
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	815
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	906
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,238
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,024
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/29	4,970	5,253
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,005
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/33	6,250	6,437
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,000	15,625
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,535
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,369
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,455
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,104
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.250%	11/15/31	2,000	2,092
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,589
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,483
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,246
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,257
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	4,772
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	5,649
3 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.120%	12/2/13 (ETM)	46,870	46,870
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/34	10,000	10,303
1 California Infrastructure & Economic Development
Bank Revenue (Index-Museum Art Project) PUT	1.868%	8/1/18	6,000	5,982
California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,496

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.550%	4/1/14	5,000	5,005
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.350%	4/1/15	10,050	10,047
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.330%	4/1/16	3,190	3,190
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,881
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,085
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,175
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.060%	12/6/13 LOC	4,500	4,500
California Infrastructure & Economic Development
Bank Revenue (State Revolving Fund)	5.000%	10/1/29	7,000	7,196
California Infrastructure & Economic Development
Bank Revenue (Workers’ Compensation Relief)	5.250%	10/1/14 (2)	25,815	25,888
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.375%	2/1/29	16,600	16,722
California Municipal Finance Authority Pollution
Control Revenue (Chevron USA Inc. Project)
VRDO	0.030%	12/2/13	1,400	1,400
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.030%	12/2/13	14,550	14,550
1 California Municipal Finance Authority Revenue
(NorthBay Healthcare Group) PUT	2.150%	11/1/16	5,000	5,018
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,000	1,085
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,556
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,641
California Pollution Control Financing Authority
Environmental Improvement Revenue
(BP West Coast Products LLC Project) PUT	2.600%	9/2/14	13,550	13,763
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/2/13 LOC	17,200	17,200
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/2/13 LOC	5,100	5,100
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/2/13 LOC	12,900	12,900
California Pollution Control Financing Authority
Revenue (San Diego Gas & Electric Co.)	5.900%	6/1/14 (14)	2,025	2,082
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	4,150
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,003
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	12/1/13 (Prere.)	10,000	10,003
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,337
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	7,933

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,242
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/18 (2)	27,790	30,257
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/21	3,975	4,313
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	5,724
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	9,425	10,704
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	6,519
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,706
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	8,000	8,214
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	5,000	5,134
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/14 (Prere.)	1,500	1,540
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/27	5,000	5,339
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,150
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,231
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,645
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,619
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	7,412
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,016
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,221
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,613
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,201
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/32	1,350	1,386
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,685
California Public Works Board Lease Revenue
(Regents of The University of California)	5.500%	6/1/14 (ETM)	2,635	2,706
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/15 (Prere.)	5,765	6,129
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,010	9,860
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (ETM)	7,670	9,187
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20 (ETM)	2,015	2,418

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21 (ETM)	1,650	1,986
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,682
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,769
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/14	4,745	4,953
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,602
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	7,188
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,664
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,757
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	5,000	6,045
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (ETM)	5,400	6,507
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	2,645	3,198
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,707
California Public Works Board Lease Revenue
(Various Capital Projects)	5.375%	3/1/23	9,065	10,210
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,670
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,119
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,203
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	3,874
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,115
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/30	5,360	5,848
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,092
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/31	1,650	1,703
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/31	7,000	7,590
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	11,763
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	4,670	5,048
California State University Revenue Systemwide	5.000%	5/1/15 (Prere.)	11,955	12,760
California State University Revenue Systemwide	5.000%	11/1/15	1,040	1,133
California State University Revenue Systemwide	5.250%	11/1/20	3,515	4,102
California State University Revenue Systemwide	5.000%	11/1/22 (2)	6,485	6,855
California State University Revenue Systemwide	5.000%	11/1/23	3,960	4,571
California State University Revenue Systemwide	5.000%	11/1/23	5,605	6,628
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,320

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California State University Revenue Systemwide	5.000%	11/1/24	8,690	9,739
California State University Revenue Systemwide	5.000%	11/1/25	11,820	12,943
California State University Revenue Systemwide	5.000%	11/1/26	12,530	13,685
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,351
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,374
California State University Revenue Systemwide	4.000%	11/1/29	3,900	3,846
3 California State University Revenue Systemwide
TOB VRDO	0.130%	12/6/13 (4)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue (Adventist
Health System/West)	5.000%	3/1/25	14,975	15,625
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	5,455	5,409
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,450	1,406
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	11,500	11,918
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.000%	7/1/22	5,155	5,243
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/25	1,775	1,792
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	502
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	648
California Statewide Communities Development
Authority Revenue (Eskaton Properties Inc.
Obligated Group)	5.250%	11/15/34	4,350	4,107
California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/18	6,190	6,568
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.050%	12/6/13 (2)LOC	3,155	3,155
California Statewide Communities Development
Authority Revenue (John Muir Health) VRDO	0.030%	12/2/13 LOC	2,850	2,850
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,252
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,824
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/6/13	5,700	5,700
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,682
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	7,500	7,879
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,645

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,661
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	5,046
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	9,100	9,828
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	624
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	583
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,206
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	7,833
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	12,082
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.000%	11/15/29	2,000	2,181
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,194
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,032
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.030%	12/6/13 LOC	3,000	3,000
3 Central Basin Municipal Water District California
COP TOB VRDO	0.070%	12/6/13 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,225
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson
Ice-Gen Project)	5.000%	7/1/17	1,000	1,142
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson
Ice-Gen Project)	5.000%	7/1/19	765	894
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson
Ice-Gen Project)	5.250%	7/1/20	1,025	1,211
Cerritos CA Community College District GO	0.000%	8/1/20	500	412
Cerritos CA Community College District GO	0.000%	8/1/22	500	364
Cerritos CA Community College District GO	0.000%	8/1/23	500	341
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,584
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,585
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/27	3,000	3,268
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	7,500	7,948
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/31	7,500	7,905

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/32	13,000	13,629
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/23	2,700	2,893
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.250%	9/1/24	3,330	3,590
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/25	3,605	3,935
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/26	3,800	4,117
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/27	1,000	1,071
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,305
Coast CA Community College District GO	5.000%	8/1/26	5,255	5,970
Coast CA Community College District GO	5.000%	8/1/28	6,595	7,317
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,088
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	875
Colton CA Joint Unified School District GO	5.000%	8/1/24 (4)	1,050	1,181
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,112
Colton CA Joint Unified School District GO	5.000%	8/1/26 (4)	1,120	1,232
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/23	2,065	2,276
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/24	1,665	1,815
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	4,792
Contra Costa CA Community College District GO	5.000%	8/1/32	3,000	3,206
Contra Costa CA Community College District GO	5.000%	8/1/33	4,000	4,272
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,080	1,222
1 Contra Costa CA Transportation Authority Sales
Tax Revenue PUT	0.483%	12/15/15	12,000	11,981
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	15,300	16,841
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	542
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	532
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,510
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,561
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,243
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	682
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	809
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	869
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	782
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	633
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/23	1,145	1,241
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/24	1,325	1,412
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/25	2,525	2,657

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corona-Norco CA Unified School District Special
	Tax Revenue (Community Facilities District
	No. 98-1)	5.000%	9/1/27	1,000	1,032
	Corona-Norco CA Unified School District Special
	Tax Revenue (Community Facilities District
	No. 98-1)	5.000%	9/1/28	1,590	1,622
	Covina-Valley CA Unified School District GO	5.000%	8/1/27	2,000	2,194
	Covina-Valley CA Unified School District GO	5.000%	8/1/28	2,000	2,174
	Covina-Valley CA Unified School District GO	5.000%	8/1/29	2,080	2,240
	Culver City CA Redevelopment Agency Tax
	Allocation Revenue	5.375%	11/1/16 (4)	3,260	3,273
	Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,705
	Cupertino CA Union School District GO	5.000%	8/1/26	3,500	3,960
[1,2]	East Bay CA Municipal Utility District Waste
	Water System Revenue PUT	0.000%	12/1/15	11,000	11,000
[1,2]	East Bay CA Municipal Utility District Waste
	Water System Revenue PUT	0.000%	12/1/15	9,000	9,000
	East Bay CA Municipal Utility District Water
	System Revenue	5.000%	6/1/14	2,000	2,050
	East Bay CA Municipal Utility District Water
	System Revenue	5.000%	6/1/30	2,005	2,180
	East Bay CA Municipal Utility District Water
	System Revenue	5.000%	6/1/31	16,020	17,185
	East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	4,810
	East Side CA Union High School District
	Santa Clara County GO	5.000%	8/1/29	6,000	6,447
	Eastern California Municipal Water District
	Water & Sewer COP	5.000%	7/1/26	5,245	5,724
	Eastern California Municipal Water District
	Water & Sewer COP	5.000%	7/1/27	6,220	6,724
	Eastern California Municipal Water District
	Water & Sewer COP	5.000%	7/1/28	1,000	1,070
	El Camino CA Community College District GO	0.000%	8/1/29	8,065	3,803
	El Camino CA Community College District GO	0.000%	8/1/32	10,000	3,800
	El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,252
	El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,251
	El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,700
	El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,597
	El Dorado County CA Community Facilities
	District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,208
	Encinitas CA Community Facilities District
	No. 1 Special Tax Revenue	5.000%	9/1/28	1,000	1,030
	Encinitas CA Community Facilities
	District No. 1 Special Tax Revenue	5.000%	9/1/29	800	818
	Fontana CA Public Financing Authority
	Tax Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,523
	Fontana CA Public Financing Authority
	Tax Allocation Revenue	5.000%	10/1/23 (2)	2,875	3,037
	Fontana CA Public Financing Authority
	Tax Allocation Revenue	5.000%	10/1/24 (2)	3,575	3,735
	Fontana CA Public Financing Authority
	Tax Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,529
	Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,864
	Foothill/Eastern Corridor Agency California
	Toll Road Revenue	5.375%	1/15/15 (14)	5,000	5,011

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	934
Fullerton CA Community Facilities District
No. 1 Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,058
Fullerton CA Community Facilities District
No. 1 Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,613
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/33	2,400	2,461
Glendale CA Redevelopment Agency Successor
Agency Tax Allocation Revenue (Central
Glendale Redevelopment Project)	2.000%	12/1/14 (4)	1,750	1,775
Golden State Tobacco Securitization Corp.
California Revenue	4.500%	6/1/27	33,020	27,509
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,592
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	3,207
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/25 (12)	14,010	8,549
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/28 (12)	21,875	10,621
Huntington Beach CA Union High School
District GO	5.000%	8/1/14 (Prere.)	3,530	3,644
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,612
Inland Empire Tobacco Securitization Authority
California Revenue	4.625%	6/1/21	7,245	6,544
Irvine CA Assessment District No. 89-10
Improvement Revenue (Northwest Irvine) VRDO	0.040%	12/2/13 LOC	3,659	3,659
Irvine CA Assessment District No. 94-13
Improvement Revenue (Oak Creek) VRDO	0.040%	12/2/13 LOC	4,200	4,200
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.040%	12/2/13 LOC	5,600	5,600
Irvine CA Ranch Water District Revenue VRDO	0.030%	12/2/13 LOC	2,400	2,400
Irvine CA Ranch Water District Revenue VRDO	0.050%	12/2/13 LOC	2,300	2,300
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	12/2/13 LOC	23,365	23,365
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,478
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,164
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	2,425	2,566
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,827
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	442
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/20	350	394
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/22	1,125	1,223
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	12/2/13 LOC	1,200	1,200
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	8,908
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/14	2,000	2,035
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,829
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,682
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,236

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,649
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,808
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,752
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	3,755	4,104
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,298
Kings River Conservation District California COP	5.000%	5/1/14	3,500	3,564
Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,764
Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,856
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/21	1,810	1,960
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/23	2,190	2,343
Loma Linda CA Hospital Revenue (Loma Linda
University)	5.000%	12/1/18	8,665	8,918
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	6,380	2,935
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	2,285	2,426
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,060	3,400
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.571%	11/15/25	16,845	14,091
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.591%	11/15/26	10,025	8,334
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,397
Los Angeles CA Community College District GO	4.000%	8/1/14	3,500	3,590
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	10,733
Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,315
Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	5,549
Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	5,774
Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	7,664
Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	4,615
Los Angeles CA Community College District GO	4.000%	8/1/31	6,145	5,918
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,290
Los Angeles CA Community College District GO	5.000%	8/1/32 (4)	5,000	5,248
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	1,000	1,160
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	1,420	1,619
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	1,700	1,908
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	4,000	4,381
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,500	1,667
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/25	3,000	3,330
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	4,000	4,430
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	10,800
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	1,115	1,197
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	4,643
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	10,729
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	1,930

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,200	1,278
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/31	1,190	1,258
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/32	1,700	1,785
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/33	1,510	1,579
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,135	4,302
Los Angeles CA Department of Water
& Power Revenue	4.000%	1/1/16	9,075	9,701
Los Angeles CA Department of Water
& Power Revenue	5.000%	1/1/16	8,300	9,024
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	1,000	1,197
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	10,000	11,760
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23 (4)	20,605	22,072
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	1,335	1,520
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	5,605	6,578
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/24	2,770	3,133
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	10,000	11,393
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	5,000	5,675
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,350	2,604
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,000	2,227
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	1,500	1,684
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	5,000	5,449
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	1,655	1,836
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/28	2,000	2,215
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29	1,670	1,809
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31 (4)	7,305	7,629
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31	15,000	16,160
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	1,940	2,049
2 Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	7,000	7,547
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	6,055	6,478

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/33	5,000	5,370
3 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/2/13	17,500	17,500
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/2/13	4,300	4,300
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/2/13	10,800	10,800
Los Angeles CA GO	5.000%	9/1/14 (Prere.)	4,055	4,203
Los Angeles CA GO	5.000%	9/1/22	10,000	11,729
Los Angeles CA GO	5.000%	9/1/28	5,850	6,430
Los Angeles CA GO	5.000%	9/1/29	5,850	6,383
Los Angeles CA GO	5.000%	9/1/30	5,850	6,334
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,580
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,238
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/14 (Prere.)	345	356
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,822
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,843
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	7,087
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	15,915
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,000	5,142
Los Angeles CA Unified School District GO	5.000%	7/1/14 (ETM)	5,000	5,142
Los Angeles CA Unified School District GO	6.000%	7/1/14 (3)	1,440	1,489
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	6,832
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,236
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	4,054
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,279
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	4,000	4,455
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	5,000	5,714
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,136
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,557
Los Angeles CA Unified School District GO	5.000%	7/1/20 (2)	14,135	15,693
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	9,992
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	5,000	5,551
Los Angeles CA Unified School District GO	5.000%	7/1/21 (2)	15,940	17,623
Los Angeles CA Unified School District GO	5.000%	7/1/22 (2)	16,760	18,516
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	33,844
Los Angeles CA Unified School District GO	5.000%	7/1/23 (2)	6,000	6,795
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	12,975	14,695
Los Angeles CA Unified School District GO	4.500%	7/1/24 (4)	6,600	7,149
Los Angeles CA Unified School District GO	5.000%	7/1/24 (4)	17,210	19,443
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	10,235	11,241
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,846
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,000	10,582
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,473
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,251
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,772
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	21,405	22,013
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,185
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	7,845	8,395

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,703
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	6,485	6,890
Los Angeles CA Wastewater System Revenue	5.000%	6/1/15	2,650	2,845
Los Angeles CA Wastewater System Revenue	5.000%	6/1/16	2,500	2,794
Los Angeles CA Wastewater System Revenue	5.000%	6/1/20	3,000	3,572
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	14,700
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	10,880	11,778
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	16,925	18,211
Los Angeles County CA Capital Asset Leasing
Corp. Revenue	6.000%	12/1/13 (2)	2,760	2,761
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,640
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	6,000	7,186
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,667
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,596
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	11,905
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,035
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	11,726
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	25,207
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,648
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,227
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,378
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/21	1,000	1,163
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	6,928
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/22	1,000	1,158
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	7,282
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/23	1,500	1,694
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,325
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/24	1,515	1,689
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,301
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/25	1,325	1,462
Los Angeles County CA Public Works Financing
Authority Revenue (Regional Park & Open
Space District)	5.250%	10/1/17 (4)	1,000	1,167
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	14,843
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	8,596

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,120
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	2,786
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,546
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	17,352
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	23,570
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/20	4,000	4,799
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,236
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,120	2,338
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	8,585	9,444
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,253
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,460
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,196
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	12,072
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	10,812
Metropolitan Water District of Southern
California Revenue PUT	2.500%	10/1/14	5,000	5,066
1 Metropolitan Water District of Southern
California Revenue PUT	0.200%	5/1/15	5,000	4,995
1 Metropolitan Water District of Southern
California Revenue PUT	0.200%	5/1/15	5,000	4,995
1 Metropolitan Water District of Southern
California Revenue PUT	0.400%	5/1/15	10,000	10,001
Metropolitan Water District of Southern
California Revenue VRDO	0.040%	12/6/13	1,500	1,500
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,161
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,665
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,788
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,066
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,167
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,162
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/27	3,000	3,249
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/28	5,075	5,422
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/29	5,430	5,757
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/30	5,705	5,997
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/31	2,990	3,128

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/32	4,315	4,484
2 Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/33	2,000	2,070
Mount San Antonio CA Community College
District GO	0.000%	8/1/28	3,000	2,013
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,460
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/21 (Prere.)	5,150	6,522
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	1,982
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,399
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	641
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	5,629
Northern California Gas Authority No. 1 Revenue	0.766%	7/1/17	23,385	22,605
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,138
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,943
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,766
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/19	1,500	1,760
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	3,992
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,800
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,751
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,360
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,194
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,701
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,684
Oakland CA GO	5.000%	1/15/31	3,000	3,107
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,406
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,695	3,941
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,729
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,420
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/15 (Prere.)	12,870	13,870
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/21	3,000	3,394
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,635
Oakland CA Unified School District GO	5.500%	8/1/23	1,000	1,087
Oakland CA Unified School District GO	6.250%	8/1/28	2,000	2,171
Ohlone CA Community College District GO	5.000%	8/1/22	750	891
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,753
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	1,871

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ontario Public Financing Authority Water Revenue	5.250%	7/1/27	1,285	1,444
Ontario Public Financing Authority Water Revenue	5.250%	7/1/28	1,765	1,964
Ontario Public Financing Authority Water Revenue	5.250%	7/1/29	2,280	2,518
Ontario Public Financing Authority Water Revenue	5.250%	7/1/30	1,400	1,538
Ontario Public Financing Authority Water Revenue	5.250%	7/1/31	2,525	2,755
Ontario Public Financing Authority Water Revenue	5.250%	7/1/32	2,660	2,885
Ontario Public Financing Authority Water Revenue	5.250%	7/1/33	2,165	2,348
Orange County CA Development Agency Tax
Allocation Revenue	5.250%	9/1/14 (14)	1,415	1,420
Orange County CA Development Agency Tax
Allocation Revenue	5.250%	9/1/15 (14)	1,485	1,489
Orange County CA Development Agency Tax
Allocation Revenue	5.375%	9/1/16 (14)	1,570	1,574
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/22	1,000	1,156
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/27	2,500	2,733
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/28	2,545	2,754
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,482
Orange County CA Water District Revenue	5.000%	8/15/33	8,000	8,685
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,085
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,614
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,602
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,593
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/19	1,000	1,069
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/20	250	264
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	4.000%	9/2/21	400	414
Palo Alto CA Improvement Revenue (University
Avenue Area Parking)	5.000%	9/2/27	1,000	1,028
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	10,681
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,174
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	3,000	2,153
Palomar Pomerado Health California GO	0.000%	8/1/24 (12)	5,130	3,212
Palomar Pomerado Health California GO	0.000%	8/1/27 (12)	3,095	1,562
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	3,938
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,589
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,110
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/20 (2)	2,460	1,880
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	4.750%	8/1/24 (14)	3,050	3,051
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/25 (2)	2,930	1,573
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	9,050	11,650
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,358
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,449
Poway CA Unified School District GO	4.000%	9/1/16	250	268
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,889

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Poway CA Unified School District GO	4.000%	9/1/17	250	270
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,140
Poway CA Unified School District GO	4.000%	9/1/18	450	486
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,707
Poway CA Unified School District GO	5.000%	9/1/19	995	1,134
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,714
Poway CA Unified School District GO	5.000%	9/1/20	615	699
Poway CA Unified School District GO	5.000%	9/1/21	325	368
Poway CA Unified School District GO	5.000%	9/1/22	460	519
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,753
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,674
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,072
Poway CA Unified School District GO	0.000%	8/1/28	9,070	4,448
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,256
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,647
Poway CA Unified School District GO	0.000%	8/1/31	1,095	439
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	4.000%	9/15/22	435	441
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,004
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/32	1,000	995
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue (Rancho
Redevelopment Project)	5.000%	9/1/15 (2)	2,835	2,930
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue (Rancho
Redevelopment Project)	5.000%	9/1/16 (2)	5,100	5,263
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,078
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/25 (2)	3,350	1,816
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	794
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,086
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,155
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,674
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	3,794
3 Riverside CA Electric Revenue TOB VRDO	0.060%	12/2/13	1,595	1,595
Riverside CA Electric Revenue VRDO	0.030%	12/6/13 LOC	10,200	10,200
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,364
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,423
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,530
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,636
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,684
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,775
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,195

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,186
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/30	3,000	3,329
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/31	4,000	4,409
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/32	3,000	3,287
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/33	2,000	2,193
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.030%	12/6/13	9,810	9,810
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/22	2,500	1,620
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/23	3,630	2,196
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/24	6,985	3,957
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/31	5,000	1,643
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/32	4,000	1,244
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/33	5,500	1,595
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/34	3,500	947
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	4,796
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	1,919
Roseville CA Electric System Revenue	5.000%	2/1/30	6,120	6,373
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,180	4,581
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	11,013
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	2,189
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,427
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	842
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,350
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,476
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,177
Sacramento CA Financing Authority Lease
Revenue	5.000%	11/1/14 (14)	780	804
Sacramento CA Financing Authority Lease
Revenue	5.375%	12/1/14 (4)	1,630	1,637
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/19 (14)	12,860	13,628
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/20 (14)	13,670	14,353
Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/21 (14)	7,710	8,344
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	4.750%	7/1/23 (14)	1,500	1,578
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/14	2,810	2,906
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,640	2,848

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,393
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	11,692
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,456
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,021
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	16,907
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,120
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,505
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	4,905	5,407
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,181
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	6,836
2 Sacramento CA Municipal Utility District Revenue
VRDO	0.040%	12/6/13 LOC	44,500	44,500
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/22	1,000	1,093
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/28	2,500	2,585
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/29	2,635	2,700
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/30	2,975	3,047
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/31	3,125	3,182
Sacramento CA Transportation Authority Sales
Tax Revenue	5.000%	10/1/21	2,300	2,732
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.040%	12/6/13	15,000	15,000
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,589
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,231
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,739
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,917
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,325
Sacramento County CA Airport Revenue	5.000%	7/1/30	3,615	3,797
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/21 (14)	1,850	2,038
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/22 (14)	5,495	6,046
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/23 (14)	7,030	7,709
2 Saddleback Valley CA Unified School
District GO	5.000%	8/1/29	3,000	3,256
San Bernardino CA City Unified School
District GO	5.000%	8/1/20 (4)	765	880
San Bernardino CA City Unified School
District GO	5.000%	8/1/21 (4)	1,230	1,404
San Bernardino CA City Unified School
District GO	5.000%	8/1/22 (4)	1,500	1,702
San Bernardino CA City Unified School
District GO	5.000%	8/1/23 (4)	1,100	1,241
San Bernardino CA City Unified School
District GO	5.000%	8/1/24 (4)	1,400	1,554
San Bernardino CA Community College
District GO	5.000%	8/1/24	4,375	5,014
San Bernardino CA Community College
District GO	5.000%	8/1/25	4,550	5,122

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Bernardino CA Community College
District GO	5.000%	8/1/26	4,150	4,581
San Bernardino County CA Justice Center
& Airport COP	5.000%	7/1/14 (14)	5,585	5,690
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	2,905	3,021
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	3,135	3,307
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	9,756
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,616
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,415
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,427
San Diego CA Community College District GO	5.000%	8/1/30	8,670	9,362
San Diego CA Community College District GO	5.000%	8/1/30	9,830	10,615
San Diego CA Community College District GO	5.000%	8/1/30	1,250	1,371
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,629
San Diego CA Community College District GO	5.000%	8/1/31	1,000	1,090
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,138
San Diego CA Community College District GO	5.000%	8/1/32	2,150	2,330
3 San Diego CA Community College District GO
TOB VRDO	0.070%	12/6/13	3,290	3,290
San Diego CA Community Facilities
District No. 1 (Miramar Ranch North)
Special Tax Revenue	4.000%	9/1/17	500	548
San Diego CA Community Facilities
District No. 1 (Miramar Ranch North)
Special Tax Revenue	4.000%	9/1/18	3,260	3,574
San Diego CA Community Facilities
District No. 1 (Miramar Ranch North)
Special Tax Revenue	5.000%	9/1/20	3,470	3,954
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/24	3,000	3,374
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/25	2,000	2,269
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/27	6,000	6,483
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/27	5,000	5,563
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/28	1,825	1,943
San Diego CA Public Facilities Financing
Authority Water Revenue	5.000%	8/1/27	4,215	4,577
San Diego CA Public Facilities Financing
Authority Water Revenue	5.125%	8/1/28	5,000	5,428
San Diego CA Public Facilities Financing
Authority Water Revenue	5.250%	8/1/28	5,355	5,933
San Diego CA Public Facilities Financing
Authority Water Revenue	5.000%	8/1/32	4,190	4,485
San Diego CA Unified School District GO	0.000%	7/1/14 (14)	3,400	3,394
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,507
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	8,640
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,557
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	15,717
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	4,800	5,716
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	4,953
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	8,833

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	4,680
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	4,123
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,559
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	4,495
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,125
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,093
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/23	3,900	4,276
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/25	9,000	9,651
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	6,000	6,391
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,000	3,132
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,773
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,276
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,265
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,612
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,432
San Diego County CA Water Authority
Financing Agency Water Revenue	5.000%	5/1/27	2,000	2,208
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,422
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/15 (14)	6,215	6,643
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/16 (14)	7,880	8,764
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/21 (14)	6,725	8,016
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/22 (14)	7,075	8,438
3 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.050%	12/6/13	6,100	6,100
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,500	16,388
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	1,070	1,256
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	9,560	10,867
San Francisco CA City & County GO	5.000%	6/15/21	7,450	8,887
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,072
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,666
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	5,939
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,747

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,651
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,884
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,177
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	25,047
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	14,001
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,037
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,032
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,229
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	13,170	14,295
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,367
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	11,289
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,097
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	10,873
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,105
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	12,021
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,218
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	11,206
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	2,934
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	15,103
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,149
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	9,000	9,559
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,292
3 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.060%	12/6/13	2,700	2,700
San Francisco CA City & County Unified School
District GO	5.000%	6/15/15	1,200	1,288
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,423
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	8,494
2 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/27	1,425	1,558

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/29	1,585	1,703
2 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,170	2,278
2 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	3,025	3,169
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/26 (4)	15,500	8,231
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/27 (4)	15,500	7,561
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/14 (14)	5,500	5,480
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/15 (14)	1,920	1,850
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	12,327
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	3,866
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	10,272
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,123
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,507
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	3,976
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	8,000	8,432
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,495	2,600
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21	1,270	1,353
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	5,100	5,251
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/23	1,140	1,183
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/24 (14)	16,360	16,627
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/25 (14)	11,505	11,635
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.125%	8/1/25	570	583
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.250%	8/1/26	800	823
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.375%	8/1/29	1,355	1,377
2 San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/14 (2)	3,490	3,584
2 San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.250%	8/1/14 (14)	6,175	6,338
2 San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/17 (14)	600	630
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.125%	5/1/31	4,000	4,476

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.100%	12/6/13	3,600	3,600
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	6,102
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	6,941
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/24 (15)	855	927
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/25 (15)	970	1,041
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/26 (15)	500	531
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/27 (15)	1,070	1,120
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/28 (15)	600	621
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/33 (15)	2,790	2,844
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	847
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	794
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	929
San Mateo CA Union High School District GO	0.000%	9/1/14 (14)	1,500	1,497
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	3,711
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,287
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	1,892
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,530
San Mateo County CA Community College
District GO	5.000%	9/1/26	3,170	3,484
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,556
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,157
Santa Ana CA Community Redevelopment
Agency Tax Allocation Revenue
(South Main Street)	5.000%	9/1/18 (14)	2,685	2,690
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,049
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,641
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,084
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,410
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,700
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,005
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,313
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/18	7,920	9,257
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	10,748
Santa Clara County CA GO	5.000%	8/1/28	8,830	9,795
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,258
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	5,740

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Monica CA Community College District GO	0.000%	8/1/24	4,500	3,025
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	6,624
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	5,272
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,082
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,244
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	1,705
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,511
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,140
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,680
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,663
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,311
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,493
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,696
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,880
Sonoma County CA Junior College District GO	5.000%	8/1/28	3,000	3,323
Sonoma County CA Junior College District GO	5.000%	8/1/29	2,000	2,196
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/31 (14)	9,255	9,313
Southern California Public Power Authority
Revenue	5.000%	7/1/28	10,000	10,831
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,383
Southern California Public Power Authority
Revenue	5.000%	7/1/30	10,750	11,543
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.000%	7/1/23	4,175	4,698
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	7,776
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	3,791
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,691
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,684
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,416
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,383
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,151
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,270	5,777
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,450
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	7,557
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	2,500	2,672
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,627
Southern California Public Power Authority
Revenue (Transmission Project) VRDO	0.050%	12/6/13 (4)	4,500	4,500

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.125%	10/1/35	1,000	1,063
3 Sweetwater CA Unified School District
GO TOB VRDO	0.070%	12/6/13 (13)	3,300	3,300
Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,267
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	6,899
Tuolumne CA Wind Project Authority Revenue	5.250%	1/1/24	5,115	5,747
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,305
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,010
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	7,374
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	6,671
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,046
University of California Regents Medical
Center Revenue	5.000%	5/15/19 (14)	5,075	5,458
University of California Regents Medical
Center Revenue	5.000%	5/15/20 (14)	5,065	5,442
University of California Regents Medical
Center Revenue	5.000%	5/15/25	19,385	21,416
University of California Regents Medical
Center Revenue	5.000%	5/15/26	10,095	11,098
University of California Regents Medical
Center Revenue	5.000%	5/15/32	14,940	15,616
University of California Regents Medical
Center Revenue	5.000%	5/15/33	5,000	5,156
University of California Regents Medical
Center Revenue VRDO	0.030%	12/2/13	11,850	11,850
University of California Regents Medical
Center Revenue VRDO	0.030%	12/2/13	6,905	6,905
University of California Revenue	5.000%	5/15/15 (Prere.)	1,185	1,279
University of California Revenue	5.000%	5/15/15 (Prere.)	555	599
University of California Revenue	5.000%	5/15/15 (Prere.)	240	259
University of California Revenue	5.000%	5/15/17 (4)	19,435	20,919
University of California Revenue	5.000%	5/15/18 (4)	9,445	10,157
University of California Revenue	5.000%	5/15/19 (4)	4,035	4,339
University of California Revenue	5.000%	5/15/20 (4)	30,900	33,202
University of California Revenue	5.000%	5/15/21 (4)	14,915	15,965
University of California Revenue	5.000%	5/15/22	5,420	6,319
University of California Revenue	5.000%	5/15/22	9,000	10,717
University of California Revenue	5.000%	5/15/23	6,465	7,695
University of California Revenue	5.750%	5/15/25	3,000	3,538
University of California Revenue	5.000%	5/15/26 (14)	10,000	10,850
University of California Revenue	5.000%	5/15/27	10,900	11,984
University of California Revenue	5.000%	5/15/28	11,680	12,683
University of California Revenue	5.000%	5/15/28	1,000	1,105
University of California Revenue	5.000%	5/15/32	14,020	14,822
University of California Revenue	5.000%	5/15/32	13,500	14,401
University of California Revenue	5.000%	5/15/33	10,110	10,736
University of California Revenue	5.000%	5/15/33	15,240	16,183
University of California Revenue	5.000%	5/15/34	15,900	16,808
University of California Revenue PUT	5.000%	5/15/23	30,000	35,107
3 University of California Revenue TOB VRDO	0.060%	12/2/13	6,550	6,550
Upland CA Community Facilities District
No. 2003-2 Improvement Area No. 1
Special Tax Revenue	5.000%	9/1/31	1,110	1,087

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ventura County CA Community College
	District GO	5.000%	8/1/16 (14)	360	363
	Ventura County CA Community College
	District GO	5.000%	8/1/17 (14)	270	272
	Ventura County CA Community College
	District GO	5.000%	8/1/24	1,210	1,381
	Ventura County CA Community College
	District GO	5.000%	8/1/25	1,915	2,159
	Ventura County CA Community College
	District GO	5.000%	8/1/27	2,205	2,433
	Ventura County CA Community College
	District GO	0.000%	8/1/28	15,000	7,356
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/24	1,200	1,343
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/29	1,000	1,064
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/32	2,000	2,077
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/33	1,250	1,281
	Vista CA Unified School District GO	5.000%	8/1/24	5,000	5,681
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,062
	Washington Township CA Health Care District
	Revenue	6.000%	7/1/29	1,000	1,059
	West Basin CA Municipal Water District Revenue	4.000%	8/1/15	4,810	5,111
	West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,338
	West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	5,998
	Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	867
	Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	864
	Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,118
	Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,376
	William S. Hart CA Union High School District GO	5.000%	9/1/25	1,735	1,957
	William S. Hart CA Union High School District GO	5.000%	9/1/26	1,085	1,209
	William S. Hart CA Union High School District GO	5.000%	9/1/27	1,500	1,649
					6,978,222
Guam (0.1%)
2	Guam Government Waterworks Authority Water
	& Waste Water System Revenue	5.000%	7/1/28	1,250	1,235
2	Guam Government Waterworks Authority Water
	& Waste Water System Revenue	5.250%	7/1/33	4,000	3,919
					5,154
Virgin Islands (0.0%)
	Virgin Islands Public Finance Authority Revenue	5.250%	10/1/14 (Prere.)	2,200	2,293
Total Tax-Exempt Municipal Bonds (Cost $6,760,645)					6,985,669
Other Assets and Liabilities (-1.6%)
Other Assets					79,797
Liabilities					(186,555)
					(106,758)
Net Assets (100%)					6,878,911

California Intermediate-Term Tax-Exempt Fund

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	6,752,344
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(98,457)
Unrealized Appreciation (Depreciation)	225,024
Net Assets	6,878,911

Investor Shares—Net Assets
Applicable to 108,347,953 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,226,990
Net Asset Value Per Share—Investor Shares	$11.32

Admiral Shares—Net Assets
Applicable to 499,086,690 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,651,921
Net Asset Value Per Share—Admiral Shares	$11.32

See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $104,619,000, representing 1.5% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	236,621
Total Income	236,621
Expenses
The Vanguard Group—Note B
Investment Advisory Services	520
Management and Administrative—Investor Shares	2,152
Management and Administrative—Admiral Shares	5,021
Marketing and Distribution—Investor Shares	360
Marketing and Distribution—Admiral Shares	1,116
Custodian Fees	78
Auditing Fees	29
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	8
Total Expenses	9,319
Net Investment Income	227,302
Realized Net Gain (Loss)
Investment Securities Sold	995
Futures Contracts	(1,825)
Options on Futures Contracts	(31)
Realized Net Gain (Loss)	(861)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(362,337)
Futures Contracts	20
Change in Unrealized Appreciation (Depreciation)	(362,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	(135,876)

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	227,302	207,220
Realized Net Gain (Loss)	(861)	7,269
Change in Unrealized Appreciation (Depreciation)	(362,317)	386,535
Net Increase (Decrease) in Net Assets Resulting from Operations	(135,876)	601,024
Distributions
Net Investment Income
Investor Shares	(43,005)	(42,464)
Admiral Shares	(184,297)	(164,756)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(227,302)	(207,220)
Capital Share Transactions
Investor Shares	(75,625)	100,368
Admiral Shares	436,113	820,026
Net Increase (Decrease) from Capital Share Transactions	360,488	920,394
Total Increase (Decrease)	(2,690)	1,314,198
Net Assets
Beginning of Period	6,881,601	5,567,403
End of Period	6,878,911	6,881,601

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.92	$11.18	$10.93	$10.86	$10.21
Investment Operations
Net Investment Income	. 373.379		.408	.408	.412
Net Realized and Unrealized Gain (Loss)
on Investments	(.600)	.740	.250	.070	.650
Total from Investment Operations	(.227)	1.119	.658	.478	1.062
Distributions
Dividends from Net Investment Income	(.373)	(. 379)	(.408)	(.408)	(.412)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.373)	(. 379)	(.408)	(.408)	(.412)
Net Asset Value, End of Period	$11.32	$11.92	$11.18	$10.93	$10.86

Total Return[1]	-1.91%	10.14%	6.17%	4.43%	10.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,227	$1,375	$1,193	$1,314	$1,435
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.26%	3.73%	3.70%	3.88%
Portfolio Turnover Rate	12%	9%	13%	10%	17%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.92	$11.18	$10.93	$10.86	$10.21
Investment Operations
Net Investment Income	. 382.388		.417	.417	.421
Net Realized and Unrealized Gain (Loss)
on Investments	(.600)	.740	.250	.070	.650
Total from Investment Operations	(.218)	1.128	.667	.487	1.071
Distributions
Dividends from Net Investment Income	(.382)	(. 388)	(.417)	(.417)	(.421)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.382)	(. 388)	(.417)	(.417)	(.421)
Net Asset Value, End of Period	$11.32	$11.92	$11.18	$10.93	$10.86

Total Return	-1.83%	10.23%	6.26%	4.52%	10.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,652	$5,507	$4,375	$4,159	$3,626
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.32%	3.34%	3.81%	3.78%	3.96%
Portfolio Turnover Rate	12%	9%	13%	10%	17%

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at November 30, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an

California Intermediate-Term Tax-Exempt Fund

asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended November 30, 2013, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at November 30, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $787,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

California Intermediate-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at November 30, 2013, the fund had available capital losses totaling $96,051,000 to offset future net capital gains. Of this amount, $94,445,000 is subject to expiration dates; $6,523,000 may be used to offset future net capital gains through November 30, 2014, $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,084,000 through November 30, 2019. Capital losses of $1,606,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. Capital loss carryforwards of $784,000 expired on November 30, 2013; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At November 30, 2013, the cost of investment securities for tax purposes was $6,763,052,000. Net unrealized appreciation of investment securities for tax purposes was $222,617,000, consisting of unrealized gains of $294,727,000 on securities that had risen in value since their purchase and $72,110,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2013, the fund purchased $1,382,054,000 of investment securities and sold $784,036,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	448,231	38,640	472,315	40,682
Issued in Lieu of Cash Distributions	36,801	3,197	37,178	3,195
Redeemed	(560,657)	(48,810)	(409,125)	(35,242)
Net Increase (Decrease)—Investor Shares	(75,625)	(6,973)	100,368	8,635
Admiral Shares
Issued	1,726,707	149,761	1,336,171	115,038
Issued in Lieu of Cash Distributions	137,664	11,969	125,251	10,761
Redeemed	(1,428,258)	(124,516)	(641,396)	(55,252)
Net Increase (Decrease) —Admiral Shares	436,113	37,214	820,026	70,547

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.29%	3.37%

Financial Attributes
		Barclays
		CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	547	6,345	46,517

Yield to Maturity
(before expenses)	3.4%	3.1%	3.1%

Average Coupon	4.3%	4.8%	4.9%

Average Duration	7.6 years	8.9 years	8.4 years

Average Effective
Maturity	8.1 years	7.3 years	7.1 years

Short-Term
Reserves	4.7%	—	—

Volatility Measures
	Barclays CA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.98	0.98
Beta	1.09	1.20
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	8.3%
1 - 3 Years	9.0
3 - 5 Years	16.2
5 - 10 Years	52.0
10 - 20 Years	5.2
20 - 30 Years	8.3
Over 30 Years	1.0

Distribution by Credit Quality (% of portfolio)
AAA	7.8%
AA	49.3
A	36.2
BBB	4.8
BB	0.1
B	0.6
Not Rated	1.2
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	California Long-Term Tax-Exempt Fund
	Investor Shares	-3.96%	6.45%	3.98%	$14,779
••••••••	Barclays CA Municipal Bond Index	-2.92	6.92	4.69	15,822
– – – –	California Municipal Debt Funds

	Average	-5.00	7.03	3.72	14,409
	Barclays Municipal Bond Index	-3.51	6.26	4.40	15,385
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Long-Term Tax-Exempt Fund
Admiral Shares	-3.88%	6.53%	4.06%	$74,445
Barclays CA Municipal Bond Index	-2.92	6.92	4.69	79,109
Barclays Municipal Bond Index	-3.51	6.26	4.40	76,924

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013
				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.65%	-1.33%	3.32%	4.99%
2005	4.54	-0.32	4.22	4.59
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	3.64	-7.60	-3.96	-2.92

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	-2.07%	5.66%	4.44%	-0.46%	3.98%
Admiral Shares	11/12/2001	-1.99	5.74	4.51	-0.46	4.05

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.4%)
California (99.4%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.120%	12/2/13 LOC	2,095	2,095
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/42	1,000	878
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	2,959
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	7,565	7,401
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/42	1,000	981
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	537
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	721
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	11,523
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,272
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,281
Anaheim CA Public Financing Authority Revenue
(Distribution System)	5.000%	10/1/21 (14)	3,390	3,402
Bakersfield CA Wastewater Revenue VRDO	0.060%	12/6/13	4,500	4,500
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,295
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,070
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	4,000	4,213
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	5,000	5,207
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,500	1,571
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/39	15,050	15,558

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,054
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/43	4,000	4,032
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/44	10,000	10,719
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/53	3,350	3,349
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	4,760
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	6,538
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,404
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	4,500	5,367
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	11,926
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,881
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	34,567
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/25	8,810	9,981
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,280
California Economic Recovery GO	5.000%	7/1/18	12,000	14,130
California Economic Recovery GO	5.000%	7/1/19	6,000	7,129
California Economic Recovery GO	5.000%	7/1/20	10,000	11,749
California Economic Recovery GO	5.250%	7/1/21	11,985	14,195
California Economic Recovery GO	5.000%	7/1/22	5,000	5,491
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,110
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	11/1/39	3,000	3,158
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	4,000	4,097
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,911
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,143
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,158
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/34	3,155	1,137
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/35	3,155	1,057
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/36	3,155	998
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/37	3,155	944
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/39	2,805	747
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/40	1,580	399

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,387
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,424
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	5,445	5,699
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,647
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,059
California GO	5.125%	2/1/14 (Prere.)	15,325	15,456
California GO	5.250%	10/1/14 (14)	1,880	1,913
California GO	5.000%	3/1/19	1,250	1,464
California GO	6.000%	4/1/19	1,690	2,071
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	11,870
California GO	5.000%	4/1/20	1,460	1,673
California GO	5.000%	9/1/21	11,000	12,823
California GO	5.250%	9/1/22	3,000	3,542
California GO	5.000%	11/1/22	1,000	1,144
California GO	5.250%	9/1/23	10,100	11,616
California GO	5.000%	3/1/25	7,000	7,752
California GO	5.000%	6/1/26 (14)	20,000	22,156
California GO	5.250%	10/1/27	5,000	5,562
California GO	5.100%	11/1/27	1,475	1,612
California GO	5.000%	9/1/28	10,650	11,242
California GO	5.000%	9/1/28	2,500	2,674
California GO	5.000%	9/1/29	5,125	5,454
California GO	5.000%	10/1/29	1,400	1,483
California GO	5.250%	10/1/29	4,700	5,038
California GO	5.250%	3/1/30	10,000	10,940
California GO	4.500%	8/1/30	1,440	1,447
California GO	5.250%	9/1/30	6,000	6,504
California GO	5.750%	4/1/31	15,875	17,673
California GO	5.000%	6/1/32	25,000	26,026
California GO	5.000%	9/1/32	1,045	1,099
California GO	6.000%	3/1/33	7,000	8,129
California GO	5.125%	4/1/33	8,500	8,957
California GO	6.500%	4/1/33	33,000	39,176
California GO	5.000%	6/1/34	7,000	7,117
California GO	5.250%	4/1/35	5,000	5,294
California GO	6.000%	11/1/35	10,000	11,499
California GO	5.000%	9/1/36	8,500	8,755
California GO	5.000%	4/1/37	5,000	5,139
California GO	5.250%	3/1/38	8,000	8,311
California GO	6.000%	4/1/38	21,190	24,035
California GO	5.250%	8/1/38	10,000	10,423
California GO	5.500%	11/1/39	3,690	3,967
California GO	6.000%	11/1/39	2,700	3,099
California GO	5.500%	3/1/40	11,500	12,419
California GO	5.250%	11/1/40	11,000	11,439
California GO	5.000%	10/1/41	5,000	5,081
California GO	5.000%	4/1/42	2,000	2,033
California GO	5.000%	2/1/43	5,000	5,084
California GO	5.000%	4/1/43	5,000	5,086

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,227
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,424
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,652
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,382
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,097
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,352
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,420
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	3,245	3,217
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,500
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,337
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,056
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.040%	12/6/13 LOC	4,755	4,755
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	1,973
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	4,788
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	7,750	7,755
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,426
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/51	10,000	9,718
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,036
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,453
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,546
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/33	2,000	2,286
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,098
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,121
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	6,000	6,000
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/37	4,500	4,548
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	7,754

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/42	5,000	4,954
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,780
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,519
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	10,000	10,018
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/52	5,000	4,778
1 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.120%	12/2/13 (ETM)	12,400	12,400
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/39	5,000	5,069
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.040%	12/2/13 LOC	900	900
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,136
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	10,750
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.250%	2/1/46	3,650	3,358
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,197
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	2,500	2,365
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,713
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,088
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	15,645	17,077
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	6,984
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,340
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,613
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,321
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,370
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,304
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/15 (Prere.)	17,000	18,137
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,045	9,899
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,670

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,239
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	5,752
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,352
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	2,330	2,519
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,011
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,510	3,585
California State University Revenue Systemwide	5.250%	5/1/14 (Prere.)	3,045	3,110
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,278
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,086
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,322
California State University Revenue Systemwide	5.000%	11/1/35 (14)	5,000	5,134
California State University Revenue Systemwide	5.000%	11/1/37	10,000	10,343
California State University Revenue Systemwide	5.000%	11/1/37	3,750	3,864
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,478
California State University Revenue Systemwide	5.000%	11/1/42	1,355	1,385
California Statewide Communities Development
Authority Health Facility Revenue (Adventist
Health System/West)	5.000%	3/1/35	8,000	8,001
California Statewide Communities Development
Authority Health Facility Revenue (Henry Mayo
Newhall Memorial Hospital)	5.000%	10/1/18	3,935	3,944
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	6,928
California Statewide Communities Development
Authority Revenue (Covenant Retirement
Communities Inc.)	5.625%	12/1/36	4,000	3,833
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	5,007
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/42	2,500	2,229
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/47	2,000	1,748
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,148
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	30,425	30,014
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	5,000	5,027
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/6/13	2,200	2,200
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,611
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	11,244
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	2,896

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,190
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	11,000	10,983
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	4.875%	11/15/36	3,730	3,169
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,243
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/38	13,000	12,298
Centinela Valley CA Union High School District GO	6.000%	8/1/36	3,000	3,347
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,329
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	542
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,279
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,585
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	3,500	3,709
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,393
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,749
Contra Costa CA Community College District GO	5.000%	8/1/38	3,600	3,771
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,085	1,227
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/33 (2)	1,350	1,454
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	16,789
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/36	10,000	10,747
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,252
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,484
East Side CA Union High School District
Santa Clara County GO	5.000%	8/1/37	5,655	5,738
Encinitas CA Community Facilities District
No. 1 Special Tax Revenue	5.000%	9/1/27	1,000	1,040
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,116
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,461
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	4,928
Fontana CA Unified School District GO	5.250%	8/1/14 (Prere.)	5,875	6,075
Fontana CA Unified School District GO	5.250%	8/1/31 (4)	240	245
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,867
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	2,901
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,553
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,508
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	10,433

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gavilan CA Joint Community College
District GO	5.500%	8/1/14 (Prere.)	3,315	3,434
Gavilan CA Joint Community College
District GO	5.500%	8/1/28 (2)	90	92
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/46	5,000	4,918
Golden State Tobacco Securitization Corp.
California Revenue	5.125%	6/1/47	7,785	5,348
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	2,815
Grossmont CA Union High School District GO	0.000%	8/1/30	6,600	2,795
Huntington Beach CA Union High School
District GO	0.000%	8/1/30 (4)	8,340	3,532
Irvine CA Ranch Water District Revenue VRDO	0.050%	12/2/13 LOC	600	600
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	12/2/13 LOC	15,300	15,300
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,571
Kern CA High School District GO	6.400%	8/1/14 (ETM)	1,490	1,552
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,813
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,107
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,201
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	3,473
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,246
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,521
Long Beach CA Airport Revenue	5.000%	6/1/40	4,440	4,389
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	790
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.591%	11/15/26	1,800	1,496
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	7,434
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	3,715
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,596
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,290
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	7,705
Los Angeles CA Community College District GO	6.000%	8/1/33	5,160	5,918
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,345
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,297
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,436
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,316
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,360
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	15,467
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	16,000	16,626
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	7,745	8,035
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/38	4,000	4,109
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	4,070	4,553

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	2,500	2,838
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	10,000	11,134
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29 (2)	10,000	10,636
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/30 (2)	16,000	17,063
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	5,000	5,235
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/32	7,000	7,555
Los Angeles CA Department of Water
& Power Revenue	5.375%	7/1/34	3,000	3,294
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	5,000	5,224
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	10,000	10,527
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/37	1,545	1,624
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/38	12,365	12,863
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/38	1,890	1,998
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/39	2,000	2,128
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/43	2,000	2,072
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/2/13	5,200	5,200
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/2/13	4,400	4,400
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/2/13	10,000	10,000
Los Angeles CA GO	5.000%	9/1/22	6,155	7,219
Los Angeles CA GO	5.000%	9/1/31	5,785	6,223
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,948
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,054
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	9,745	10,713
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,500	8,245
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,259
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,770
Los Angeles CA Unified School District GO	5.250%	7/1/28	7,000	7,985
Los Angeles CA Unified School District GO	5.000%	7/1/30 (3)	7,675	8,154
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,366
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,267
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	10,874
Los Angeles CA Wastewater System Revenue	5.000%	6/1/27	7,000	7,822
Los Angeles CA Wastewater System Revenue	5.000%	6/1/43	5,000	5,243
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.060%	12/6/13	4,500	4,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	4,000	4,794
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	5,863

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,277
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,267
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,349
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	2,777
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	5,940	5,956
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,420	1,579
Los Angeles County CA Sanitation Districts
Financing Authority Capital Projects Revenue	4.500%	10/1/42 (2)	2,500	2,365
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/14 (2)	1,000	978
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,541
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	8,596
M-S-R California Energy Authority Revenue	6.500%	11/1/39	7,000	8,222
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	10,120	12,300
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,500	2,997
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/25	3,410	3,814
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	4,000	4,544
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,000	4,481
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,536
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,273
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/33	7,535	8,148
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/35	2,855	3,062
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	2,906
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,049
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	4,867
Modesto CA Irrigation District Financing Authority
Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	8,440	10,345
Monterey Park CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/16 (4)	1,010	1,013
Monterey Park CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/17 (4)	1,060	1,063
Monterey Park CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/18 (4)	1,115	1,117
Monterey Park CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/19 (4)	1,120	1,122
Monterey Park CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/20 (4)	1,180	1,182
Mount Diablo CA Unified School District GO	5.000%	6/1/37	1,915	1,987

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,010	3,113
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,170	3,278
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,335	3,449
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,464
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,334
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	315
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	596
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	281
Northern California Gas Authority No. 1 Revenue	0.766%	7/1/17	17,000	16,433
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	7,200	8,181
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,389
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,509
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,210
Oakland CA GO	5.000%	1/15/31	3,550	3,677
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	2/1/14 (2)	1,020	1,025
Oakland CA Unified School District GO	6.625%	8/1/38	1,000	1,066
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,118
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,307
Ontario Public Financing Authority Water Revenue	5.000%	7/1/43	2,325	2,405
Orange County CA Water District Revenue	5.000%	8/15/41	6,855	7,182
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,327
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,468
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,624
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,786
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	206
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,044
Palomar CA Community College District GO	0.000%	8/1/24	5,125	3,318
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	2,867
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,000	11,806
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,337
Palomar Pomerado Health California GO	0.000%	8/1/35	10,330	2,942
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,213
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,111
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/19 (2)	1,800	1,461
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/21 (2)	2,920	2,088
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/22 (2)	4,125	2,745

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/24 (2)	1,000	581
Pomona CA Unified School District GO	5.600%	8/1/14 (ETM)	1,585	1,643
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,178
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,138
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,168
Poway CA Unified School District GO	5.000%	9/1/25	1,840	1,989
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,103
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,187
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,394
Poway CA Unified School District GO	0.000%	8/1/33	5,010	1,753
Poway CA Unified School District GO	5.000%	9/1/33	1,000	999
Poway CA Unified School District GO	0.000%	8/1/34	8,130	2,670
Poway CA Unified School District GO	5.000%	9/1/36	700	685
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/24	785	840
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,062
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/47	10,725	9,963
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/26 (2)	3,445	1,718
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,098
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	4,834
1 Riverside CA Electric Revenue TOB VRDO	0.060%	12/2/13	3,000	3,000
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove)
Special Tax Revenue	5.000%	9/1/31 (2)	4,000	4,008
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,413
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,469
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,535
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	1,849
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	1,916
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,393
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/14 (14)	2,000	1,985
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,936
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/39	2,500	2,682
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.050%	12/6/13	1,490	1,490
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/41	6,710	1,114

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/42	2,975	460
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/43	7,500	1,084
Riverside County CA Transportation Commission
Toll Revenue	5.750%	6/1/48	2,000	1,985
Roseville CA Electric System Revenue	5.000%	2/1/37	4,500	4,593
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	620	679
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,565	1,689
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,482
Sacramento CA Financing Authority Lease
Revenue	5.375%	11/1/14 (2)	1,845	1,908
Sacramento CA Financing Authority Lease
Revenue	5.400%	11/1/20 (2)	6,785	7,625
Sacramento CA Municipal Utility District Revenue	5.900%	7/1/20 (2)	10,000	12,360
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,181
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,239
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,253
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,514
2 Sacramento CA Municipal Utility District Revenue
VRDO	0.040%	12/6/13 LOC	5,000	5,000
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,005
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	4,992
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.040%	12/6/13	35,000	35,000
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/26 (14)	5,000	5,439
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/30 (14)	5,650	5,959
San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,135
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	11,235	11,851
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,322
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,778
San Diego CA Community College District GO	0.000%	8/1/36	8,000	2,359
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,638
San Diego CA Community College District GO	0.000%	8/1/38	3,510	916
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,134
San Diego CA Community College District GO	5.000%	8/1/43	5,000	5,262
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,398
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,365
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,791
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/38	1,500	1,581
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,397
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	5,996

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	4,000	4,763
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	3,908
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	667
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,243
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,075
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,419
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	4,000	4,261
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,200	3,340
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/34	2,715	2,748
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/37	1,500	1,589
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/38	2,000	2,114
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/40	3,000	3,012
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/43	3,540	3,564
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,068
San Diego County CA Water Authority Revenue
COP	5.000%	5/1/26 (4)	7,275	7,937
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/35	15,000	15,859
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,120	2,311
San Francisco CA City & County GO	5.000%	6/15/23	6,000	6,999
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	5,752
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,190
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/43	10,000	10,082
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	13,872
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	9,213
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,185
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,298
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	4,000	4,248
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,355
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,292
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,810	2,962
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,719
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	10,354

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,193
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,121
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,602
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	8,822
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	3,313
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	3,091
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/31 (14)	11,950	4,009
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,026
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,270	1,316
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	3,415	3,600
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,300	2,397
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	3,375	3,475
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	867
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	2,793
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	5,642
San Juan CA Unified School District GO	0.000%	8/1/14 (4)	2,610	2,606
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,939
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,619
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	1,918
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,079
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,097
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/38 (15)	3,500	3,513
San Marcos CA Public Facilities Authority
Tax Allocation Revenue (Project Areas
No. 2 & No. 3 Financing Project)	5.000%	8/1/35 (2)	5,000	4,890
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	977
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	5,897
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	2,937
San Mateo County CA Community College
District GO	5.000%	9/1/31	5,000	5,290
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital Project
Program)	5.000%	7/1/21 (14)	3,500	3,888
San Ramon Valley CA Unified School District GO	0.000%	7/1/14 (14)	8,290	8,279
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	1,990
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	4,775

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	5,345	5,897
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	2,000	2,253
Santa Barbara CA Secondary/High School
District GO	0.000%	8/1/40	2,050	435
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,344
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,218
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.250%	5/15/36	5,000	5,401
Santa Clara County CA GO	5.000%	8/1/28	9,000	9,984
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	2,610	2,733
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	2,080	2,188
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,257
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,048
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	1,000	1,006
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/35	2,500	2,474
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,240
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	3,789
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,088
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,383
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,369
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,048
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	2,897
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,627
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.250%	10/1/38	2,150	2,296
1 Sweetwater CA Unified School District
GO TOB VRDO	0.070%	12/6/13 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	1,856
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	2,312
Tobacco Securitization Authority Revenue
(Northern California Tobacco Settlement)	5.375%	6/1/38	4,500	3,292
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,562
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center)	5.000%	9/1/40	3,000	3,022
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,064
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,045
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,590
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	3,480	3,736
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,217
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,826
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,468

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,190
	Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,507
	Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,548
	Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	1,936
	Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,572
	University of California Regents Medical
	Center Revenue	5.250%	5/15/38	5,000	5,208
	University of California Revenue	5.750%	5/15/25	7,000	8,255
	University of California Revenue	5.000%	5/15/28	5,000	5,526
	University of California Revenue	4.750%	5/15/33	9,425	9,476
	University of California Revenue	5.000%	5/15/33	5,000	5,310
	University of California Revenue	5.000%	5/15/34	5,205	5,514
	University of California Revenue	5.000%	5/15/34	3,220	3,425
	University of California Revenue	5.000%	5/15/35	3,640	3,813
	University of California Revenue	5.000%	5/15/37 (13)	6,000	6,280
	University of California Revenue	5.000%	5/15/38	12,000	12,524
	University of California Revenue	5.250%	5/15/39	7,000	7,460
	University of California Revenue	5.000%	5/15/40	2,395	2,496
1	University of California Revenue TOB VRDO	0.060%	12/2/13	9,195	9,195
1	University of California Revenue TOB VRDO	0.060%	12/2/13	4,765	4,765
1	University of California Revenue TOB VRDO	0.060%	12/6/13	1,600	1,600
	Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	3,057	3,162
	Ventura County CA Community College
	District GO	5.500%	8/1/33	8,500	9,424
	Ventura County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/38	3,000	3,019
	Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	3,544
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,027
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	10,000	10,078
	Washington Township CA Health Care District GO	5.500%	8/1/40	5,000	5,302
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/32	3,000	2,887
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/37	3,500	3,346
	West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	7,305
	Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,061
	Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,843
	Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,918
	Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	1,917
					2,687,449
Puerto Rico (0.0%)
	Puerto Rico Public Buildings Authority
	Government Facilities Revenue	5.250%	7/1/14 (Prere.)	75	77
Total Tax-Exempt Municipal Bonds (Cost $2,615,714)					2,687,526
Other Assets and Liabilities (0.6%)
Other Assets					31,609
Liabilities					(15,443)
					16,166
Net Assets (100%)					2,703,692

California Long-Term Tax-Exempt Fund

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	2,727,938
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(96,058)
Unrealized Appreciation (Depreciation)	71,812
Net Assets	2,703,692

Investor Shares—Net Assets
Applicable to 34,463,034 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	389,948
Net Asset Value Per Share—Investor Shares	$11.31

Admiral Shares—Net Assets
Applicable to 204,485,210 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,313,744
Net Asset Value Per Share—Admiral Shares	$11.31

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $41,360,000, representing 1.5% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2013.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
(15) Build America Mutual Assurance Company.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Interest	116,122
Total Income	116,122
Expenses
The Vanguard Group—Note B
Investment Advisory Services	219
Management and Administrative—Investor Shares	714
Management and Administrative—Admiral Shares	2,233
Marketing and Distribution—Investor Shares	103
Marketing and Distribution—Admiral Shares	430
Custodian Fees	37
Auditing Fees	29
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	3
Total Expenses	3,785
Net Investment Income	112,337
Realized Net Gain (Loss)
Investment Securities Sold	12,837
Futures Contracts	(761)
Options on Futures Contracts	(14)
Realized Net Gain (Loss)	12,062
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(243,337)
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	(243,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,929)

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,337	114,067
Realized Net Gain (Loss)	12,062	10,558
Change in Unrealized Appreciation (Depreciation)	(243,328)	232,132
Net Increase (Decrease) in Net Assets Resulting from Operations	(118,929)	356,757
Distributions
Net Investment Income
Investor Shares	(16,753)	(18,335)
Admiral Shares	(95,584)	(95,732)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(112,337)	(114,067)
Capital Share Transactions
Investor Shares	(61,475)	7,143
Admiral Shares	(80,041)	152,383
Net Increase (Decrease) from Capital Share Transactions	(141,516)	159,526
Total Increase (Decrease)	(372,782)	402,216
Net Assets
Beginning of Period	3,076,474	2,674,258
End of Period	2,703,692	3,076,474

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.24	$11.24	$11.01	$10.98	$10.19
Investment Operations
Net Investment Income	. 450.459		.473	.476	.481
Net Realized and Unrealized Gain (Loss)
on Investments	(.930)	1.000	.230	.030	.790
Total from Investment Operations	(.480)	1.459	.703	.506	1.271
Distributions
Dividends from Net Investment Income	(.450)	(.459)	(.473)	(. 476)	(.481)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.450)	(.459)	(.473)	(. 476)	(.481)
Net Asset Value, End of Period	$11.31	$12.24	$11.24	$11.01	$10.98

Total Return[1]	-3.96%	13.20%	6.60%	4.63%	12.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$390	$487	$441	$529	$691
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.86%	3.89%	4.33%	4.26%	4.51%
Portfolio Turnover Rate	14%	16%	14%	18%	18%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.24	$11.24	$11.01	$10.98	$10.19
Investment Operations
Net Investment Income	. 459.468		.482	.485	.490
Net Realized and Unrealized Gain (Loss)
on Investments	(.930)	1.000	.230	.030	.790
Total from Investment Operations	(.471)	1.468	.712	.515	1.280
Distributions
Dividends from Net Investment Income	(.459)	(.468)	(.482)	(. 485)	(. 490)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.459)	(.468)	(.482)	(. 485)	(. 490)
Net Asset Value, End of Period	$11.31	$12.24	$11.24	$11.01	$10.98

Total Return	-3.88%	13.29%	6.68%	4.72%	12.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,314	$2,589	$2,234	$2,321	$2,183
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.94%	3.97%	4.41%	4.34%	4.59%
Portfolio Turnover Rate	14%	16%	14%	18%	18%

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund may use futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and less than 1% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at November 30, 2013.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an

California Long-Term Tax-Exempt Fund

asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended November 30, 2013, the fund’s average value of options purchased and options written represented less than 1% and 0% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at November 30, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $312,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

California Long-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at November 30, 2013, the fund used capital loss carryforwards of $10,562,000 to offset taxable capital gains realized during the year ended November 30, 2013. At November 30, 2013, the fund had available capital losses totaling $92,230,000 to offset future net capital gains of $22,052,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019.

At November 30, 2013, the cost of investment securities for tax purposes was $2,619,542,000. Net unrealized appreciation of investment securities for tax purposes was $67,984,000, consisting of unrealized gains of $115,090,000 on securities that had risen in value since their purchase and $47,106,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2013, the fund purchased $391,783,000 of investment securities and sold $521,912,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
	Year Ended November 30,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	87,345	7,476	114,182	9,668
Issued in Lieu of Cash Distributions	13,162	1,131	14,280	1,207
Redeemed	(161,982)	(13,928)	(121,319)	(10,283)
Net Increase (Decrease)—Investor Shares	(61,475)	(5,321)	7,143	592
Admiral Shares
Issued	405,689	34,787	387,105	32,846
Issued in Lieu of Cash Distributions	60,908	5,238	62,043	5,243
Redeemed	(546,638)	(47,088)	(296,765)	(25,201)
Net Increase (Decrease) —Admiral Shares	(80,041)	(7,063)	152,383	12,888

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting separate portfolios of Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2014

Special 2013 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2013	11/30/2013	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.40
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$990.11	$1.00
Admiral Shares	1,000.00	990.51	0.60
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$973.56	$0.99
Admiral Shares	1,000.00	973.95	0.59
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.67	$0.41
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.08%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for
Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for
Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was
0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.	Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2013: $81,000
Fiscal Year Ended November 30, 2012: $81,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2013: $5,714,113
Fiscal Year Ended November 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended November 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2013: $1,552,950
Fiscal Year Ended November 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2013: $110,000
Fiscal Year Ended November 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex,

The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended November 30, 2012.

(d) All Other Fees.

Fiscal Year Ended November 30, 2013: $132,000
Fiscal Year Ended November 30, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2013: $242,000
Fiscal Year Ended November 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2014
VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.